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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

GARDNER DENVER, INC.

................................................................................
(Name of Registrant as Specified In Its Charter)

................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

       ........................................................................
    2) Aggregate number of securities to which transaction applies:

       ........................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ........................................................................
    4) Proposed maximum aggregate value of transaction:

       ........................................................................
    5) Total fee paid:

       ........................................................................
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid:

       ........................................................................
    2) Form, Schedule or Registration Statement No.:

       ........................................................................
    3) Filing Party:

       ........................................................................
    4) Date Filed:

       ........................................................................



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                        GARDNER DENVER, INC.
                      1800 GARDNER EXPRESSWAY
                       QUINCY, ILLINOIS 62305

           NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

    The 2004 Annual Meeting of Stockholders of Gardner Denver, Inc. (the "Company") will be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday, May 4, 2004 at 1:30 p.m., for the following purposes:

    1. To elect three directors to serve for a three-year term each;

    2. To amend and restate the Company's Long-Term Incentive Plan;

    3. To amend and restate the Company's Employee Stock Purchase
       Plan; and

    4. To transact such other business as may properly come before the meeting.

    Stockholders of record at the close of business on March 5, 2004, are entitled to notice of and to vote at the meeting. Stockholders of record may vote their proxy by completing the enclosed proxy card, calling the toll-free number indicated on the proxy card, or accessing the Internet website specified in the instructions included on the proxy card. A stockholder may revoke a proxy at any time before it is voted at the meeting by following the procedures described in the attached Proxy Statement.

                                           FOR THE BOARD OF DIRECTORS

                                           Tracy D. Pagliara
                                           Vice President, Administration,
                                           General Counsel and Secretary

Quincy, Illinois
March 10, 2004

                         RETURN OF PROXIES REQUESTED

             ---------------------------------------------------
              TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE (1) SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY CARD, FOR WHICH A RETURN ENVELOPE IS PROVIDED; (2) CALL THE TOLL-FREE NUMBER INDICATED ON THE ENCLOSED PROXY CARD; OR (3) ACCESS THE INTERNET WEBSITE SPECIFIED IN THE INSTRUCTIONS ON THE PROXY CARD.
             ---------------------------------------------------


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                        GARDNER DENVER, INC.
                      1800 GARDNER EXPRESSWAY
                       QUINCY, ILLINOIS 62305

                          PROXY STATEMENT

                        GENERAL INFORMATION

    The accompanying proxy is solicited by the Board of Directors of Gardner Denver, Inc. (the "Company" or "Gardner Denver") and will be voted in accordance with the instructions given (either in a signed proxy card or voted through the toll-free telephone or Internet procedures described below) and not revoked. A stockholder may revoke a proxy at any time before it is voted by (1) giving notice to the Company in writing, (2) submitting another proxy that is properly signed and later dated, or (3) voting in person at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

    This Proxy Statement and the enclosed proxy card were first mailed to stockholders on or about March 26, 2004. The record date for determining the stockholders entitled to vote at the meeting was the close of business on March 5, 2004 (the "Record Date"). On that date, the outstanding voting securities of the Company were 16,251,601 shares of Common Stock, par value $0.01 ("Common Stock"). Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is required to establish a quorum. Abstentions and "broker non-votes" (as described below) will be considered present at the meeting for purposes of determining a quorum with respect to items brought before the meeting.

    Brokers holding shares for beneficial owners must vote these shares according to specific instructions received from the owner. If specific instructions are not received, brokers may vote these shares in their discretion on certain routine matters, such as the election of directors. However, the New York Stock Exchange rules preclude brokers from exercising their voting discretion on certain proposals. In these cases, if they have not received specific instructions from the beneficial owner, brokers may not vote on the proposals, resulting in what is known as a "broker non-vote."

    The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to elect each of the nominees to the director position (Item 1 on the proxy card). For these purposes, abstentions and "broker non-votes" will not be counted as voting for or against the proposal to which it relates.

    The affirmative vote of a majority of the outstanding shares of Common Stock having voting power present at the meeting, in person or by proxy and voting thereon, is required to approve the amended and restated Long-Term Incentive Plan and Employee Stock Purchase Plan (Items 2 and 3 on the proxy card, respectively). In addition, pursuant to New York Stock Exchange rules, the total votes cast on each such proposal must equal or exceed 50% of all shares entitled to vote on the proposals. Shares represented by proxies that are marked "abstain" with respect to these matters will be treated as votes and will have the same effect as a vote "against" the matters. Broker non-votes will not be considered as votes cast with respect to these matters and so will have no effect on the outcome, unless they result in a failure to obtain total votes cast of more than 50% of the shares entitled to vote.

    The Company is not aware of any matter that will be presented to the meeting for action on the part of the stockholders other than that stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares to which the proxy relates in accordance with their best judgment.

    Stockholders of record may vote using the toll-free number listed on the proxy card or via the Internet or they may complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided. The telephone and Internet voting procedures are designed to authenticate stockholders' identities. The procedures

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allow stockholders to give their voting instructions and confirm that their instructions have been properly recorded. Specific instructions to be followed by any stockholder of record interested in voting by telephone or the Internet are set forth on the enclosed proxy card.

    Stockholders may vote by telephone or through the Internet 24 hours a day, 7 days a week. Telephone or Internet votes must be received by 11:59 p.m. Eastern Time on May 3, 2004 for all shares of Common Stock, except shares held in the Gardner Denver, Inc. Savings Plan and the Gardner Denver, Inc. Retirement Savings Plan, including the Gardner Denver, Inc. Supplemental Excess Defined Contribution Plan (together, the "Savings Plans").

    Shares of Common Stock held in the Savings Plans will be voted by Wachovia Bank, N.A. ("Wachovia"), as trustee of the Savings Plans. The enclosed proxy card includes the number of equivalent shares credited to your account. Voting instructions to Wachovia regarding your Savings Plans shares must be received by 11:59 p.m. Eastern Time on April 30, 2004. Such voting instructions can be made in the same manner as other shares of Common Stock are voted by proxy (i.e., by returning the proxy card by mail or voting by telephone or through the Internet as described above). A vote by telephone or through the Internet authorizes Wachovia and the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card. Therefore, if you vote by telephone or Internet, there is no need to return the proxy card.

    After April 30, 2004, all Savings Plans shares for which voting instructions have not been received and shares not yet allocated to participants' accounts will be voted by Wachovia in the same proportion (for or against) as the shares for which instructions are received from participants. If you fail to return a proxy properly signed or to cast your votes via the Internet or by phone by April 30, 2004, the equivalent shares of Common Stock credited to your Savings Plans account will be voted by Wachovia in the same proportion as the shares for which instructions were received from other Savings Plans participants.

    The cost of soliciting proxies will be paid by the Company. The Company will, upon request, reimburse brokerage houses, custodians, nominees and others for their out-of-pocket and reasonable clerical expenses incurred in connection with such solicitation. For the purpose of obtaining broad representation at the meeting, Georgeson Shareholder Communications Inc. has been retained by the Company to assist in the solicitation of proxies at an anticipated cost of approximately $10,000 plus reimbursement of reasonable expenses. Officers and employees of the Company, without being additionally compensated, may also make requests for the return of proxies by letter, telephone or other means or in person.

                 PROPOSAL I--ELECTION OF DIRECTORS

    The authorized number of directors of the Company is presently fixed at seven. The directors are divided into three classes, with one class having three members and two classes having two members each. Directors in each class are elected for three-year terms so that the term of office of one class of directors expires at each annual meeting.

    For election as directors at the Annual Meeting of Stockholders to be held on May 4, 2004, the Board of Directors has approved the nominations of Frank J. Hansen, Thomas M. McKenna, and Diane K. Schumacher, who are currently directors, to serve for three-year terms expiring in 2007. THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THESE NOMINEES WILL BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR ELECTION OF
                                                 ---
THESE NOMINEES, WHICH IS ITEM 1 ON THE PROXY CARD. Proxies received in response to the Board's solicitation will be voted FOR election of these nominees for director if no specific instructions are included for Item 1.

    If any one of the nominees becomes unavailable or unwilling for good reason to stand for election, the accompanying proxy will be voted for the election of such person, if any, as shall be recommended by the Board of Directors, or will be voted in favor of holding a vacancy to be filled by the directors. The Company has no reason to believe that any nominee will be unavailable or unwilling to stand for election.

    The following information is provided regarding the nominees for election as a director and each of the other directors who will continue in office after the meeting.

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                            NOMINEES FOR ELECTION


[PHOTO] FRANK J. HANSEN, age 62, has been a director of Gardner Denver since June 1997. Mr. Hansen was the President and Chief Executive Officer of IDEX Corporation, a publicly held manufacturer of proprietary fluid handling and industrial products, from April 1999 until his retirement in April 2000. He was President and Chief Operating Officer from January 1998 to April 1999 and Senior Vice President and Chief Operating Officer from July 1994 until January 1998. Mr. Hansen has a B.S. degree in business administration from Portland State University.

[PHOTO] THOMAS M. MCKENNA, age 66, has been a director of Gardner Denver since its spin-off from Cooper Industries, Inc. ("Cooper") in April 1994. Mr. McKenna served as the President of United Sugars Corporation, a marketing cooperative which is one of the nation's largest sugar marketers to both the industrial and retail markets, from December 1998 until his retirement in December 2002. He was President and Chief Executive Officer of Moorman Manufacturing Company, a privately held manufacturer of agricultural supplies, from August 1993 until January 1998. Mr. McKenna has a B.A. degree from St. Mary's College and an M.B.A. from Loyola University.

[PHOTO] DIANE K. SCHUMACHER, age 50, has been a director of Gardner Denver since August 2000. Ms. Schumacher has served as Senior Vice President, General Counsel and Secretary of Cooper from 1995 to 2003 and presently serves as Senior Vice President, General Counsel and Chief Compliance Officer. Ms. Schumacher holds a B.A. degree in economics from Southern Illinois University and a J.D. degree from DePaul University College of Law. She has also completed the Harvard Advanced Management Program and serves as a director of the American Arbitration Association and is a member of the Executive Committee. Ms. Schumacher is a member of the External Advisory Board for Southern Illinois University College of Business Administration.

       DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER THE MEETING

          TERMS EXPIRING AT THE 2005 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] DONALD G. BARGER, JR., age 61, has been a director of Gardner Denver since its spin-off from Cooper in April 1994. Mr. Barger is the Senior Vice President and Chief Financial Officer of Yellow Roadway Corporation, a publicly held company specializing in the transportation of goods and materials. He joined the predecessor company, Yellow Corporation ("Yellow") in December 2002 in the same capacity. Prior to joining Yellow, he served as Vice President and Chief Financial Officer of Hillenbrand Industries Inc. ("Hillenbrand"), a publicly held company serving healthcare and funeral services, from March 1998 until December 2000. Mr. Barger was also Vice President, Chief Financial Officer of Worthington Industries, Inc., a publicly held manufacturer of metal and plastic products and processed steel products, from September 1993 until joining Hillenbrand. Mr. Barger has a B.S. degree from the United States Naval Academy and an M.B.A. from the University of Pennsylvania, Wharton School of Business. Mr. Barger is a director of the Quanex Corporation.

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[PHOTO]     RAYMOND R. HIPP, age 61, has been a director of Gardner
            Denver since November 1998. Since July 2002, Mr. Hipp has served as a strategic alternative and merger and acquisition consultant. Mr. Hipp served as Chairman, President and CEO and a Director of Alternative Resources Corporation, a provider of information technology staffing and component outsourcing, a position he held from July 1998 until his retirement in June 2002. From August 1996 until May 1998, Mr. Hipp was the Chief Executive Officer of ITI Marketing Services, a provider of telemarketing services. Mr. Hipp has a B.S. degree from Southeast Missouri State University.

          TERMS EXPIRING AT THE 2006 ANNUAL MEETING OF STOCKHOLDERS

[PHOTO] ROSS J. CENTANNI, age 58, has been President and Chief Executive Officer and a director of Gardner Denver since its incorporation in November 1993. He has been Chairman of Gardner Denver's Board of Directors since November 1998. Prior to Gardner Denver's spin-off from Cooper in April 1994, he was Vice President and General Manager of Gardner Denver's predecessor, the Gardner-Denver Industrial Machinery Division, where he also served as Director of Marketing from August 1985 to June 1990. He has a B.S. degree in industrial technology and a M.B.A. degree from Louisiana State University. Mr. Centanni is a director of Esterline Technologies, a publicly held manufacturer of components for avionics, propulsion and guidance systems, and Denman Services, Inc., a privately held supplier of medical products. He is also a member of the Petroleum Equipment Suppliers Association Board of Directors and a member of the Executive Committee of the International Compressed Air and Allied Machinery Committee.

[PHOTO] RICHARD L. THOMPSON, age 64, was elected to the Gardner Denver Board of Directors in November 1998. Since 1995, Mr. Thompson has served as a Group President and Executive Office Member of Caterpillar Inc. ("Caterpillar"), a publicly held manufacturer of construction machinery and equipment. He earned a B.S. in electrical engineering and an M.B.A. from Stanford University and has completed the Caterpillar Advanced Management Program. Mr. Thompson is a Director of the National Association of Manufacturers in Washington, D.C. and also presently serves on the Boards of Directors of Lennox International, Inc. and Proctor Community Hospital.

    BOARD OF DIRECTOR RESPONSIBILITIES, COMPENSATION AND RELATIONSHIPS

    The Company's Board of Directors (the "Board") held four regular meetings and three special meetings during 2003. Each director attended all of the Board meetings and meetings of Committees of which he or she was a member.

    The Board has adopted categorical standards of independence for its members, a copy of which is attached hereto as Appendix A. In accordance with New York Stock Exchange and SEC rules and guidelines, the Board assesses the independence of its members from time to time. As part of this assessment, the following steps are taken:

    * The Board reviews the standards of independence in relation to each director's response to a detailed questionnaire which addressed the director's background, activities and relationships.

    * The Board also determines whether or not any director has a material relationship with the Company, either directly or indirectly as a partner, shareholder or officer of an organization that has a relationship with the Company. In making this determination, the Board broadly considers all relevant facts and circumstances, including (a) the nature of the relationship, (b) the significance of the relationship to the Company, the other organization and the individual director, (c) whether or not the relationship is solely

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      a business relationship in the ordinary course of the Company's and the other organization's businesses and does not afford the director any special benefits, (d) any commercial, banking, consulting, legal, accounting, charitable and familial relationships, and (e) whether a director's affiliated company and the Company engaged in transactions which involved an aggregate amount of payments for products or services greater than two percent of the annual consolidated gross revenues of the affiliated company.

    * The Board reviewed the commercial and other relationships between the Company and the directors.

After taking into account all relevant facts and circumstances, the Board determined that there were no material relationships, whether industrial, banking, consulting, legal, accounting, charitable or familial, which would impair the independence of any of the directors or nominees.

    On the basis of this assessment and the standards for independence adopted by the New York Stock Exchange and SEC, the Board determined that all of its members (including all of the nominees presently standing for election) other than Mr. Centanni, its Chairman and Chief Executive Officer, are independent. Mr. Centanni is not independent because he is an employee of the Company.

BOARD OF DIRECTORS COMMITTEES

    The Board has a standing Audit and Finance Committee, a standing Management Development and Compensation Committee and a standing
Nominating and Corporate Governance Committee, each composed exclusively of independent nonemployee directors.

    The Audit and Finance Committee. The Audit and Finance Committee, currently composed of Donald G. Barger, Jr., Chairperson, Frank J. Hansen and Raymond R. Hipp, held four meetings during 2003. The Board has determined that all members of the Audit and Finance Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines. The Board has also determined that Donald G. Barger, Jr. is an Audit Committee Financial Expert, as that term is defined in Item 401(h)(2) of Regulation S-K. The Board adopted an amended written charter for the Audit and Finance Committee, effective February 24, 2004, a copy of which is attached to this Proxy Statement as Appendix B and is available on the Company's website at www.gardnerdenver.com.

    The purpose of the Audit and Finance Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

    * The integrity of the Company's financial statements and financial information provided to shareholders and others;

    * The adequacy and effectiveness of the Company's disclosure controls and procedures and its internal control over financial reporting;

    * The adequacy and effectiveness of the Company's financial reporting principles and policies;

    * The adequacy and effectiveness of the Company's internal and external audit processes;

    * The adherence to the Company's regulatory compliance policies and procedures;

    * The Company's compliance with legal and regulatory requirements; and

    * The Company's independent auditor's qualifications and independence.

    The specific functions of the Audit and Finance Committee include:

    * Appointment, retention, discharge and oversight of the Company's independent auditors, including resolution of any disagreements between management and the Accounting Firm regarding financial reporting;

    * Review of the planned scope and results of the internal auditors' and independent auditors' audit and examination of the Company's financial results;

    * Approve in advance all non-audit services to be provided by and estimated fees of the Accounting Firm, subject to certain exceptions;

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    * Receive and review reports at least annually from the
      Company's independent auditors with respect to: (a) critical accounting policies and practices used by the Company in the preparation of its financial statements, (b) alternative treatments of financial information within GAAP, and (c) any other material, written communications between the Accounting Firm and management;

    * Review with the independent auditors any problems or difficulties with the audit, responsibilities, budget and staff issues and management's response;

    * At least annually, to obtain and review reports by the independent auditors describing the firm's independence and internal quality control procedures and the Company's internal control over financial reporting and to review such report with management;

    * Review and discuss with management, the internal audit department and the independent auditors the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls any special audit steps adopted in light of material control deficiencies, and the effect of regulatory and accounting initiatives on the financial statements;

    * Establish procedures for the receipt, retention, treatment and handling of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns and complaints regarding questionable accounting, internal controls and procedures for financial reporting or auditing matters;

    * Oversight of the Company's Benefits Committee in its establishment of investment objectives, policies and performance criteria for the management of the Company's retirement and benefit plan assets;

    * Monitor compliance with the Company's Corporate Conflicts of Interest and Ethical Conduct Policy; review information concerning environmental, legal and other matters which may represent material financial exposure; and

    * Establish clear hiring policies for employees or former employees of the Company's independent auditor.

The Audit and Finance Committee has authority to retain outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of such advisors.

    The Management Development and Compensation Committee. The Management Development and Compensation Committee, currently composed of Richard L. Thompson, Chairperson, Thomas M. McKenna and Diane K. Schumacher, held three meetings during 2003. The Board has determined that all members of the Management Development and Compensation Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines. The Board has also adopted an amended written charter for the Management Development and Compensation Committee, effective February 24, 2004, a copy of which is available on the Company's website at www.gardnerdenver.com.

    The purpose of the Management Development and Compensation
Committee is to assist the Board in discharging its responsibilities relating to executive selection, retention and compensation and succession planning. The specific functions of the Management
Development and Compensation Committee include:

    * Review and consult with the Chief Executive Officer concerning selection of officers, management succession planning, executive performance, organizational structure and matters related thereto and assist the Chief Executive Officer in developing recommendations concerning the same from time to time for Board consideration;

    * Recommend to the Board one or more candidates for Chief
      Executive Officer in the event the position becomes vacant;

    * Establish from time to time reasonable short-term and long-term compensation for services to the Company by executive officers (the Chief Executive Officer, President, all corporate Vice Presidents, and the Secretary), which shall include the following tasks: (a) to establish compensation, incentive

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      compensation and bonuses, deferred compensation, pensions, insurance, death benefits and other benefits; (b) to administer stock and compensation plans of the Company as adopted by the Board, and to amend or restate any such plan to the extent deemed appropriate for incorporating therein non-substantive points or substantive matters expressly mandated by law; and (c) to review and approve corporate goals relevant to executive officer, including Chief Executive Officer, compensation;

    * Evaluate executive officer, including Chief Executive Officer, performance and set their compensation in light of the achievement of such goals and such other factors and requirements as the Committee shall deem relevant or appropriate; and

    * Review and assess the Company's employee benefit plans and programs from time to time.

The Management Development and Compensation Committee has authority to retain outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of such advisors.

    The Nominating and Corporate Governance Committee. The
Nominating and Corporate Governance Committee, currently composed of Diane K. Schumacher, Chairperson, Thomas M. McKenna and Richard L. Thompson, held two meetings during 2003. The Board has determined that all members of the Nominating and Corporate Governance Committee are independent, pursuant to New York Stock Exchange listing standards and SEC guidelines. The Board has also adopted an amended written charter for the Nominating and Corporate Governance Committee, effective February 24, 2004, a copy of which is available on the Company's website at www.gardnerdenver.com.

    The purpose of the Nominating and Corporate Governance Committee is to make recommendations to the Board on director nominees, Board practices and corporate governance practices and principles. The specific functions of the Nominating and Corporate Governance
Committee include:

    * Review with management and evaluate the overall effectiveness of the organization of the Board, including its incumbent members, lead independent nonemployee director, independence, size and composition, and the conduct of its business, and make appropriate recommendations to the Board with regard thereto;

    * At least annually, review the Chairpersons and membership of the various Board Committees and make recommendations with regard thereto;

    * Develop and maintain criteria and procedures for the identification and recruitment of candidates for election to serve as directors of the Company;

    * Identify individuals qualified to become Board members, consistent with the criteria approved by the Board;

    * Recommend to the Board new candidates for election to the Board and the director nominees for the next annual meeting of shareholders;

    * Review the appropriateness and adequacy of information supplied to directors prior to and during Board meetings;

    * Consider from time to time the overall relationship of, and oversee the evaluation of, directors and management;

    * Review from time to time compensation (including benefits) for services to the Company by its directors, and make recommendations with regard thereto to the Board; and

    * Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

The Nominating and Corporate Governance Committee has authority to retain outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary and appropriate, and to ensure that the Company provides appropriate funding to pay the fees and expenses of such advisors.

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    Pursuant to its charter, the Nominating and Corporate Governance
Committee must review with the Board, on at least an annual basis, the requisite qualifications, independence, skills and characteristics of Board candidates, members and the Board as a whole. When assessing potential new directors, the Nominating and Corporate Governance Committee considers individuals from various and diverse backgrounds. While the selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, the Nominating and Corporate Governance Committee believes that candidates generally should, at a minimum, meet the following criteria:

    * Candidates should possess broad training, experience and a successful track record at senior policy-making levels in business, government, education, technology, accounting, law and/or administration;

    * Candidates should also possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of all stockholders;

    * Candidates should have an inquisitive and objective perspective, strength of character and the mature judgment essential to effective decision-making;

    * Candidates should possess expertise that is useful to the Company and complementary to the background and experience of other Board members; and

    * Each Board member must be willing and free to commit necessary time to serve effectively as a Board member, including attendance at committee meetings.

    The Nominating and Corporate Governance Committee will consider such candidates if a vacancy arises or if the Board decides to expand its membership, and at such other times as the Nominating and Corporate Governance Committee deems necessary or appropriate. Any stockholder wishing to submit a candidate for consideration should send the following information to the Corporate Secretary, Gardner Denver, Inc., 1800 Gardner Expressway, Quincy, Illinois 62305:

    * Stockholder's name, number of shares owned, length of period held, and proof of ownership;

    * Name, age and address of candidate;

    * A detailed resume describing among other things the candidate's educational background, occupation, employment history, and material outside commitments (e.g., memberships on other boards and committees, charitable foundations, etc.);

    * A supporting statement which describes the candidate's reasons for seeking election to the Board, and documents his/her ability to satisfy the director qualifications described above;

    * Any information relating to the candidate that is required to be disclosed in the solicitation of proxies for election of directors;

    * A description of any arrangements or understandings between the stockholder and the director; and

    * A signed statement from the candidate, confirming his/her willingness to serve on the Board.

    The Corporate Secretary will promptly forward such materials to the Committee Chair and the Chairman of the Board. The Corporate Secretary will also maintain copies of such materials for future reference by the Committee when filling Board positions. The same criteria applies with respect to the Nominating and Corporate Governance Committee's evaluation of all candidates for membership to the Board. However, separate procedures will apply, as provided in the Bylaws, if a shareholder wishes to submit at an annual meeting a director candidate who is not approved by the Committee or Board.

COMPENSATION OF DIRECTORS

    For 2003, the Company's nonemployee directors each received an annual retainer of $28,000. Additionally, nonemployee directors received meeting attendance fees of $1,250 per meeting for Board meetings and $1,000 per meeting for committee meetings. Directors were also reimbursed for reasonable expenses incurred in connection with attending Board and committee meetings.

    The Gardner Denver, Inc. Phantom Stock Plan for Outside Directors (the "Phantom Stock Plan") has been established to more closely align the interests of the nonemployee directors and the Company's stockholders by increasing each nonemployee director's proprietary interest in the Company in the form of "phantom stock units."

    Under the Phantom Stock Plan, which is an unfunded plan, the Company credits the equivalent of $7,000 annually, in equal monthly amounts, to the phantom stock unit account of each nonemployee director. Phantom stock units are credited based upon the previous month's average closing price per share for the Company's Common Stock. Each nonemployee director may also elect to defer all or some portion of his annual director's fees under the Phantom Stock Plan and have such amount credited on a monthly basis as phantom stock units, based on the previous month's average closing price per share for the Company's Common Stock. If the Company were to pay dividends, dividend equivalents would be credited to each nonemployee director's account on the dividend record date.

    The fair market value of a director's account will be distributed as a cash payment to the director (or his beneficiary) on the first day of the month following the month in which the director ceases to be a director of the Company for any reason. Alternatively, a director may elect to have the fair market value of his or her account distributed in twelve or fewer equal monthly installments, or in a single payment on a predetermined date within one year after he ceases to be a director, but without interest on the deferred payments. The fair market value of a director's account is determined by reference to the average closing price per share for the Company's Common Stock during the thirty trading days immediately preceding the date the director ceases to be a director. The following table summarizes the number of phantom stock units credited to each nonemployee director as of March 5, 2004.


                                          PHANTOM STOCK
        NAME                                  UNITS
        ----                              -------------

Donald G. Barger, Jr....................      4,377

Frank J. Hansen.........................      2,002

Raymond R. Hipp.........................      3,180

Thomas M. McKenna.......................     13,100

Diane K. Schumacher.....................      1,164

Richard L. Thompson.....................      6,051
                                             ------

    Total...............................     29,874
                                             ======


    Pursuant to the Gardner Denver, Inc. Long-Term Incentive Plan, for 2003, the Board granted each nonemployee director an option to purchase 4,500 shares of the Company's Common Stock, on the date following commencement of the 2003 Annual Stockholders Meeting. Nonemployee director stock options become exercisable on the first anniversary of the date of grant and terminate upon the expiration of five years from such date. If a person ceases to be a nonemployee director by virtue of disability or retirement (after having completed at least one three-year term), outstanding options generally remain exercisable for a period of five years (but not later than the expiration date of the options). If a person ceases to be a nonemployee director by virtue of death (or dies during the five-year exercise period after disability or retirement described above), outstanding options generally remain exercisable for a period of one year (but not later than the expiration date of the options). If a nonemployee director's service terminates for any other reason, options not then exercisable are canceled and options that are exercisable may be exercised at any time within ninety days after such termination (but not later than the expiration date of the options). Additionally, upon the occurrence of a change of control, as defined in the plan, these options will be canceled in exchange for a cash payment equal to the appreciation in value of the options over the exercise price as set forth in the plan. The exercise price of these options is the fair market value of the Common Stock on the date of grant.

STOCKHOLDER COMMUNICATION WITH DIRECTORS

    The Board has adopted the following procedures for stockholders to send communications to the Board, individual directors and/or
Committee chairs:

    Stockholders and other interested persons seeking to communicate with the Board or any individual director should submit their written comments to the Corporate Secretary, Gardner Denver, Inc., 1800 Gardner Expressway, Quincy, Illinois 62305. Such persons who prefer to communicate by e-mail should send their comments to CorporateSecretary@gardnerdenver.com. The Corporate Secretary will then forward all such communications (excluding routine advertisements and business solicitations) to each member of the Board, or the applicable individual director(s) and/or Committee Chair(s). Subject to the following paragraph, the Chairman of the Board will receive copies of all stockholder communications, including those addressed to individual directors and/or Committee Chairs, unless such communications address allegations of misconduct or mismanagement on the part of the Chairman. In such event, the Corporate Secretary will first consult with and receive the approval of the Audit and Finance Committee Chair before disclosing or otherwise discussing the communication with the Chairman of the Board.

    If a stockholder communication is addressed exclusively to the Company's non-management directors, the Corporate Secretary will first consult with and receive the approval of the Chair of the Nominating and Corporate Governance Committee before disclosing or otherwise discussing the communication with directors who are members of management.

    The Company reserves the right to screen materials sent to its directors for potential security risks and/or harassment purposes.

    Stockholders also have an opportunity to communicate with the Board of Directors at the Company's Annual Meeting of Stockholders. Pursuant to Board policy, each director is expected to attend the Annual Meeting in person and be available to address questions or concerns raised by stockholders, subject to occasional excused absences due to illness or unavoidable conflicts. All members of the Board of Directors attended the 2003 Annual Meeting of Stockholders.

                        CORPORATE GOVERNANCE

    The Board has adopted a policy regarding Corporate Governance, which is available on the Company's website at www.gardnerdenver.com. The objective of this policy is to ensure that the Board maintains its independence, objectivity and effectiveness in fulfilling its responsibilities to the Company's stockholders. The policy describes: the criteria for selection and retention of outside directors; Board independence; administrative practices of the Board; the composition and compensation of the Board; and the principles under which management shall direct and operate the business of the Company and its subsidiaries. The policy provides that the majority of the Board should be nonemployee directors, with varied and complementary backgrounds, and interlocking directorships are prohibited. Directors may serve on the boards of directors of no more than four for-profit organizations, including the Company, and members of the Audit and Finance Committee may serve on the audit committees of no more than three for-profit organizations, including the Company. The policy specifies that a nonemployee director will retire at age 70 years and that, at any one time, no less than 50% of the number of nonemployee directors shall be actively employed.

    On November 12, 2002, the Board appointed Mr. Frank Hansen to serve as its Lead Nonemployee Director. In this capacity, Mr. Hansen will fulfill the duties of the Chairman of the Board at Board meetings as president pro tem, when the Chairman is unavailable, and will lead the discussion of independent nonemployee directors during executive sessions of the independent nonemployee directors.

    The Company has adopted a Code of Ethics that applies to the Company's Chief Executive Officer and Chief Financial Officer and has posted such Code of Ethics, and intends to satisfy the disclosure requirement regarding amendments or waivers under Item 10 of Form 8-K by posting such information, on its website www.gardnerdenver.com. The Company has adopted a Code of Ethics and Business Conduct for directors, executive officers and employees, which is also available on the Company's website at www.gardnerdenver.com.

                  SECURITY OWNERSHIP OF MANAGEMENT
                   AND CERTAIN BENEFICIAL OWNERS

    The Company maintains Stock Ownership Guidelines for its nonemployee directors, executive officers and other key employees. Under these guidelines, each nonemployee director is expected to maintain an equity interest in the Company equal to three times his or her annual cash compensation at the end of five years of service on the Board. The guidelines also require that the CEO maintain an equity interest equal to five times his annual base salary and each executive officer maintain an equity interest in the Company equal to three times his or her annual base salary. These equity interests are to be achieved by the fifth anniversary of each individual's appointment as an executive officer. Common Stock held directly by the officer and indirectly for the benefit of the officer in the Savings Plans and the related Supplemental Excess Defined Contribution Plan (the "Excess Contribution Plan") are considered in determining compliance with these guidelines.

    The following table sets forth, as of March 5, 2004, information with respect to the beneficial ownership of the Company's Common Stock by (a) each director, (b) each of the Company's four most highly compensated executive officers in 2003 who is not a director, and (c) all directors and executive officers as a group. A separate table is also included which sets forth each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock as of December 31, 2003 (except as otherwise indicated).

                                                                        AMOUNT AND NATURE OF
                                                                        BENEFICIAL OWNERSHIP
                                                             ------------------------------------------
                                                                 DIRECT                    EMPLOYEE        PERCENT
                 NAME OF BENEFICIAL OWNERS                   OWNERSHIP(1)(2)            401(K) PLANS(3)    OF CLASS
                 -------------------------                   ---------------            ---------------    --------
DIRECTORS

Donald G. Barger, Jr.......................................       26,260(2)                                   *

Ross J. Centanni...........................................      554,174(2),(4),(5)         24,303           3.6%

Frank J. Hansen............................................       17,457(2)                                   *

Raymond R. Hipp............................................       16,500(2)                                   *

Thomas M. McKenna..........................................       23,466(2)                                   *

Diane K. Schumacher........................................       11,438(2)                                   *

Richard L. Thompson........................................       19,700(2)                                   *

NAMED EXECUTIVE OFFICERS (NOT DIRECTORS)

Michael S. Carney..........................................       13,052(2)                  1,413            *

Philip R. Roth.............................................      117,240(2)                  6,492            *

J. Dennis Shull............................................      137,187(2),(6)              9,419            *

Tracy D. Pagliara..........................................       31,346(2)                  1,996            *

All directors and executive officers as a group............      967,820(3),(4),(5),(6)     43,623           6.3%

--------
*       Less than 1%

(1)     Each beneficial owner has sole voting and investment power with respect to all shares, except as indicated
        below.

(2)     Includes shares that could be acquired by the exercise of stock options granted under the Incentive Plan that are currently exercisable or exercisable within 60 days after March 5, 2004, as follows: 13,500 shares for
        Mr. Barger; 354,235 shares for Mr. Centanni; 9,000 shares for Mr. Hansen; 13,500 shares for Mr. Hipp; 13,500 shares for Mr. McKenna; 7,500 shares for Ms. Schumacher; 13,500 shares for Mr. Thompson; 12,167 shares for
        Mr. Carney; 81,470 shares for Mr. Roth; 86,367 shares for Mr. Shull; 29,667 shares for Mr. Pagliara; and
        634,406 shares for the group.

(3)     Each beneficial owner has sole voting power, but limited investment power with respect to all shares held in the Savings Plans, which are 401(k) plans, and the related Excess Contribution Plan.

(4)     Includes 4,050 shares owned by Mr. Centanni's wife, as to which Mr. Centanni shares voting and investment power pursuant to a trust arrangement.

                                 11




(5)     Includes 18,000 restricted shares, as to which Mr. Centanni has the right to vote and to receive dividends.
        Mr. Centanni must remain employed by the Company until February 23, 2006 as a condition to the vesting of these shares and the removal of their restrictions on transferability.

(6)     Includes 228 shares owned by Mr. Shull's daughter, as to which Mr. Shull shares voting and investment power pursuant to a trust arrangement.


             NAME AND ADDRESS                    AMOUNT AND NATURE OF      PERCENT
           OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP      OF CLASS
           -------------------                   --------------------      --------

FMR Corporation...........................           1,477,600(1)            9.2%
82 Devonshire Street
Boston, MA 02109-3614

AXA Financial, Inc., et. al...............           1,030,625(2)            6.4%
1290 Avenue of the Americas
New York, New York 10104

--------
(1)     Based on Schedule 13G, dated as of February 16, 2004, made by FMR Corp., Edward C. Johnson 3rd, and Abigail
        P. Johnson, as supplemented by correspondence to the Company, dated February 25, 2004. FMR Corp. disclosed that Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 1,477,600 shares of the Common Stock as a result of acting as investment advisor to various investment companies, one of which is Fidelity Low Priced Stock Fund, which owns 1,477,600 shares or
        9.2% of the Common Stock. Edward C. Johnson 3rd, FMR Corp., through its control of Fidelity, and the funds report sole investment power with respect to all shares beneficially owned. However, they report that voting power resides with the trustees of the funds, and that Fidelity carries out the voting under written guidelines from such trustees. Through their ownership of approximately 49% of the voting power of FMR Corp.
        and the execution of a shareholders' voting agreement, members of the Johnson family, including Edward C.
        Johnson 3rd and Abigail P. Johnson, may be deemed to control FMR Corporation.

(2)     Based on Amendment No. 3 to Schedule 13G, dated as of February 13, 2004, made by AXA Financial, Inc. ("AXA
        Financial") and certain affiliates, including AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle,
        Alpha Assurances Vie Mutuelle and AXA Courtage Assurance Mutuelle (collectively "AXA"), as supplemented by correspondence to the Company, dated February 24, 2004. AXA reported that it has sole voting power with respect to 922,327 shares of Common Stock, shared voting power with respect to 12,750 shares of Common Stock, and sole investment power as to all shares beneficially owned. Alliance Capital Management L.P., a subsidiary of AXA Financial, is the beneficial owner of all such shares, which were acquired for investment purposes on behalf of discretionary investment advisory accounts.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. During the fiscal year ended December 31, 2003, all reports required by insiders were filed in a timely manner.

                 EXECUTIVE MANAGEMENT COMPENSATION

    The following tables present compensation earned by the Chief
Executive Officer and the next four most highly compensated executive officers of the Company for the years indicated and information regarding stock option transactions by each officer in 2003.

                                                SUMMARY COMPENSATION TABLE
                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                                                     AWARDS
                                                                          -----------------------------
                                               ANNUAL COMPENSATION        RESTRICTED        SECURITIES        ALL OTHER
                                             -----------------------         STOCK          UNDERLYING       COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR      SALARY($)      BONUS($)      AWARD(S)($)       OPTIONS(#)          ($)(1)
   ---------------------------     ----      ---------      --------      -----------       ----------       ------------

Ross J. Centanni.................  2003      $604,167       $625,000                          48,700           $41,677
  Chairman, President & CEO        2002       566,667        322,000       $314,280(2)        34,500            48,675
                                   2001       520,833        515,000                          35,000            34,463

Philip R. Roth...................  2003      $258,333       $200,000                          13,300           $20,625
  Vice President, Finance & CFO    2002       242,500        200,000                           9,700            18,338
                                   2001       227,500        165,000                           9,000            13,163

J. Dennis Shull..................  2003      $239,167       $148,000                          12,500           $15,713
  Vice President & General         2002       230,000        110,000                           9,300            14,850
  Manager, Compressor Division     2001       220,000        100,000                           9,000            12,600

Michael S. Carney................  2003      $235,833       $100,000                          12,500           $15,563
  Vice President & General         2002       226,667       $110,000                               0            11,100
  Manager, Blower Division         2001        35,913         20,000                          12,000             1,316

Tracy D. Pagliara................  2003      $193,333       $140,000                          10,500           $14,775
  Vice President, Administration,  2002       177,500        135,000                           7,000            12,803
  General Counsel & Secretary      2001       157,504        107,000                           6,500             8,887

--------
(1)     Amounts under "All Other Compensation" reflect the Company's matching contributions on behalf of each of the named executive officers to the Savings Plans and the related Excess Contribution Plan, broken down as follows: Mr. Centanni ($6,300--Savings Plans and $35,377--Excess Contribution Plan); Mr. Roth
        ($9,000--Savings Plans and $11,625--Excess Contribution Plan); Mr. Shull ($3,316--Savings Plans and
        $12,397--Excess Contribution Plan); Mr. Carney ($9,000--Savings Plans and $6,563--Excess Contribution Plan);
        and Mr. Pagliara ($5,400--Savings Plans and $9,375--Excess Contribution Plan).

(2)     On February 24, 2003, the Management Development and Compensation Committee awarded Mr. Centanni a grant of
        18,000 shares of Company restricted common stock having a fair market value on such date of $17.46 per share, or $314,280 in the aggregate. Mr. Centanni has the right to vote and to receive dividends with respect to these shares, but must remain employed by the Company until February 23, 2006 as a condition to the vesting of these shares and the removal of their restrictions on transferability.

                                       OPTION GRANTS IN 2003

                                                            INDIVIDUAL GRANTS
                                       ------------------------------------------------------------
                                         NUMBER OF        % OF TOTAL
                                        SECURITIES         OPTIONS
                                        UNDERLYING        GRANTED TO      EXERCISE
                                          OPTIONS         EMPLOYEES         PRICE        EXPIRATION         GRANT DATE
    NAME                               GRANTED(#)(1)       IN 2003        ($/SH)(1)       DATE(2)        PRESENT VALUE(3)
    ----                               -------------      ----------      ---------      ----------      ----------------

Ross J. Centanni.................         48,700             19.1%        $17.6850       2/24/2013           $280,385

Philip R. Roth...................         13,300              5.2%        $17.6850       2/24/2013           $ 76,573

J. Dennis Shull..................         12,500              4.9%        $17.6850       2/24/2013           $ 71,968

Michael S. Carney................         12,500              4.9%        $17.6850       2/24/2013           $ 71,968

Tracy D. Pagliara................         10,500              4.1%        $17.6850       2/24/2013           $ 60,453

--------
(1)     The exercise price is equal to the average of the high and low sales price of the Company's Common Stock on the date of grant and shall be payable in cash, shares of Common Stock, or stock appreciation rights or by a combination of the foregoing.

(2)     These options have a ten-year term from the date of grant and are exercisable in increments of one-third each on the first, second and third anniversary dates following the date of grant. In the event of a change in control, holders may receive a cash payment equal to the fair value, as determined in accordance with the
        Incentive Plan, of that portion of any option that is not fully exercisable.

(3)     The Black-Scholes option pricing model was used assuming a dividend yield of 0%, a risk-free interest rate of
        3.9%, an expected stock price volatility based on historical experience of 35.38% and an expected option life based on historical experience of 4.4 years. While the assumptions are believed to be reasonable, the reader is cautioned not to infer a forecast of value either from the model's use or from the values adopted for the model's assumptions. Any future values realized will ultimately depend upon the excess of the stock price on the date the option is exercised over the exercise price.

                                          AGGREGATED OPTION EXERCISES IN 2003
                                          AND DECEMBER 31, 2003 OPTION VALUES

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                                                    OPTIONS AT                 IN-THE-MONEY OPTIONS
                                                               DECEMBER 31, 2003(#)         AT DECEMBER 31, 2003($)(2)
                             SHARES                         -------------------------       --------------------------
                           ACQUIRED ON      VALUE
      NAME                 EXERCISE(#)  RECEIVED($)(1)      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
      ----                 -----------  --------------      -------------------------       --------------------------

Ross J. Centanni.........       0            n/a             314,835           83,366       $2,866,433        $482,592

Philip R. Roth...........       0            n/a              70,803           22,766          547,276         131,743

J. Dennis Shull..........       0            n/a              76,100           21,700          638,604         125,208

Michael S. Carney........       0            n/a               8,000           16,500           26,840          97,108

Tracy D. Pagliara........       0            n/a              21,668           17,332          171,812         101,116

--------

(1)     The value received for shares acquired on exercise in 2003 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average of the high and low sales price of the Common Stock on the exercise date, and the option exercise prices.

(2)     The value of the unexercised in-the-money options at December 31, 2003 is calculated using the difference between the fair market value of the Company's Common Stock, as indicated by the average high and low sales price of the Common Stock on December 31, 2003 ($24.38), and the option exercise prices.

                LONG-TERM CASH BONUS AWARDS IN 2003

    The following table shows the long-term cash bonus awards that were granted under the Incentive Plan for 2003 to each of the named executive officers.

                                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                        NUMBER OF            PERFORMANCE OR        NON-STOCK PRICE-BASED PLANS
                                     SHARES, UNITS OR         OTHER PERIOD    -------------------------------------
                                       OTHER RIGHTS         UNTIL MATURATION   THRESHOLD     TARGET       MAXIMUM
         NAME & TITLE                     (#)(1)              OR PAYOUT(2)    ($ OR #)(2)  ($ OR #)(2)  ($ OR #)(2)
         ------------                ----------------       ----------------  -----------  -----------  -----------

Ross J. Centanni.................          87.5%               2003-2005          50%         100%         150%
  Chairman, President & CEO

Philip R. Roth...................            55%               2003-2005          50%         100%         150%
  Vice President, Finance & CFO

J. Dennis Shull..................            55%               2003-2005          50%         100%         150%
  Vice President & General
  Manager, Compressor Division

Michael S. Carney................            55%               2003-2005          50%         100%         150%
  Vice President & General
  Manager, Blower Division

Tracy D. Pagliara................            55%               2003-2005          50%         100%         150%
  Vice President, Administration,
  General Counsel & Secretary

--------
(1)     Represents the percentage of the participants' base salary at the end of 2005 that shall be eligible for calculation of the long-term cash bonus (the "Bonus Eligible Salary").

(2)     The long-term cash bonus percentage will be tied to the compound growth rate of earnings before taxes ("EBT")
        for the Company's industrial businesses (i.e., excluding petroleum products) during the period January 1,
        2003 through December 31, 2005. The utilization of the threshold, target or maximum percentages will depend upon the achievement of certain levels of compound growth rate of EBT during this period, subject to adjustment as provided under the Incentive Plan. These percentages will be applied to the Bonus Eligible
        Salary to determine the long-term cash bonus for the period.

  REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                     ON EXECUTIVE COMPENSATION

    The goal of the Management Development and Compensation Committee (the "Committee") is to compensate the executive officers of Gardner Denver based on the scope of their responsibilities, the achievement of specific annual objectives and the Company's annual and longer term performance. Annually, the Committee reviews and establishes the compensation and benefits of the executives, including base salaries, annual bonus opportunities and awards under the Incentive Plan. These elements are intended to provide competitive pay, reward achievement of financial and strategic objectives and align the interests of the Company's executives with those of the Company's stockholders.

    None of the members of the Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, none of the members of the Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the Securities and Exchange Commission.

EXECUTIVE COMPENSATION REPORT

    The Company maintains a compensation plan for executive officers that consists of (i) base salary, (ii) annual incentive compensation through cash bonus opportunities, and (iii) long-term incentives in the form of stock option grants and long-term cash bonuses. At the Committee's direction, the Company hired William M. Mercer, now known as Mercer Human Resource Consulting ("Mercer"), in 2002 to perform a comprehensive review of the Company's executive officer and board of director compensation and retention practices, including annual compensation, long-term incentives and management continuity arrangements for competitiveness with other publicly held manufacturing companies with annual revenues of $560 million to $1.7 billion, which are believed to be generally comparable to the Company (the "Peer Companies"). Information from proxy data and national surveys was used to calculate competitive market data, to benchmark the compensation practices of the Company and to develop compensation projections and recommendations for each of the Company executive officers for 2003.

    The Company's compensation strategy is that: (a) the target annual cash compensation (base salary and annual bonus) of the Company's executive officers be based on the 60th percentile of the competitive market; and (b) the total compensation opportunity for such officers be based on the 70th percentile of the competitive market.

    At the Committee's direction, the Company also retained Mercer again in 2003 to perform a review of the Company's board of director and executive officer compensation, including annual compensation and long-term incentives.

ANNUAL CASH COMPENSATION

    The following is a summary of the components of executive annual cash compensation.

    Base Salary. In February 2003, the Committee established a base salary target for each executive officer at approximately the 60th percentile of market levels based on the competitive market data. The goal in establishing the base salaries was to position the Company for future growth, to make the compensation program more competitive and to increase the Company's ability to attract and to retain executives. The Committee took into account, market competitiveness as reported in the Mercer study, the individual's responsibilities, experience, actual performance and impact on the business when setting each executive officer's actual base salary.

    Annual Incentive Compensation. An annual cash bonus opportunity is awarded by the Committee pursuant to the Gardner Denver, Inc. Management Annual Incentive Plan (the "Annual Incentive Plan"). The Annual Incentive Plan furthers the Board's goal of linking executive compensation to the Company's performance and shareholders' interests as a whole.

    Pursuant to the Annual Incentive Plan, the Committee is required to establish, no later than ninety days after the beginning of each year, performance goals for such year based upon one or more of the following performance measures: return on equity, assets, capital or investment; pre-tax or after-tax profit levels expressed in absolute dollars or earnings per share; and cash flow or similar measures. Performance goals may be identical for all participants or may be different to reflect more appropriate measures of individual performance. Performance goals must include a threshold level below which no award will be payable and a maximum award opportunity for each participant. The Committee is authorized to adjust the method of calculating attainment of performance goals in recognition of (i) extraordinary or nonrecurring items, (ii) changes in tax laws, (iii) changes in generally accepted accounting principles or changes in accounting policies, (iv) charges related to restructured or discontinued operations, (v) restatement of prior period financial results, and (vi) any other unusual, nonrecurring gain or loss that is separately identified and quantified in the Company's financial statements. In addition, notwithstanding the attainment of the performance goals, annual incentive awards for participants may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the participant's performance. However, no upward adjustment may be made to an award for a participant if Section 162(m) of the Code would limit the deduction the Company may claim for that participant's compensation.

    In February 2003, the Committee established the performance goals and maximum bonus opportunities for the Annual Incentive Plan participants for 2003. Except for the Division General Managers, the performance goals were based on a weighted average of earnings per share (weighted at 60%) and the level of cash flow (weighted at 40%) generated by the Company in 2003. For Division General Managers, the measures were based on a weighted average of unit earnings before taxes (weighted at 60%) and earnings per share and operating cash flow (weighted at 24% and 16%, respectively). The target bonus percentage range was 45-70% of participant base salaries for 2003, and was subject to increase to a maximum range of 90-140%, depending on the level of performance goal achievement. Bonus payments increase as performance levels increase. The maximum bonus payment is 200% of the target bonus opportunity.

    As noted above, except for the Division General Managers, the measures of corporate performance were based on earnings per share and the level of cash flow generated by the Company in 2003. Diluted earnings per share was included in the benchmark to reflect the effect of management's performance on stockholder return. Operating cash flow was utilized in the benchmark due to the continued importance of cash flow in providing funds to pursue the Company's growth strategies. Operating cash flow was defined as the sum of the Company's net cash flow provided by operating activities, excluding any cash activity related to acquisitions completed in 2003. Division performance for each General Manager was assessed based on the respective Division's earnings before taxes.

    Considering the 2003 performance goals under the Annual Incentive Plan, the Company had to generate diluted earnings per share of $1.20 and $37.0 million of operating cash flow in 2003 for the resulting bonus payments to provide target cash compensation based on the competitive consensus data. In February 2004, the Committee evaluated and determined the degree to which the Annual Incentive Plan criteria for 2003 had been met, as well as the performance of individual Annual Incentive Plan participants. Based on this analysis, the Committee awarded cash bonus payments at an average of 129% of target levels. The actual bonus payments for each of the named executive officers are shown on the Summary Compensation Table.

LONG-TERM INCENTIVES

    Under the Gardner Denver, Inc. Long-Term Incentive Plan (the "Incentive Plan"), designated employees are eligible from time to time to receive awards in the form of stock options, stock appreciation rights, restricted stock grants or performance shares or long-term cash bonuses, as determined by the Committee. The purpose of these awards is to promote the long-term financial interests of the Company by encouraging employees to acquire an ownership position in the Company and to provide incentives for specific employee performance. In selecting the recipients and size of the awards, the Committee considers each recipient's opportunity for significant contribution to the Company's future growth and profitability, without regard to their existing stock ownership. In 2003, the Committee granted long-term incentive awards between the median and the 75th percentile of the competitive market.

    Stock Options. The Committee currently utilizes stock options to provide the named executive officers and other key employees with incentives that are related to the long-term performance of the Company. The specific number of stock options granted to an executive is determined by the Committee, with the advice and counsel of Mr. Centanni and Mercer, based upon the individual's level of responsibility and a subjective judgment by the Committee of the executive's contribution to the financial performance of the Company. In 2003, stock options made up 50% of the executive's long-term incentive opportunity. Options are granted at the average market price for the Common Stock on the date of grant and have value only if the market price of the underlying Common Stock appreciates. In 2003, the Committee granted options with ten-year terms. Furthermore, since options are exercisable in cumulative increments of one-third each year over a three-year period, the Committee believes options provide an appropriate long-term incentive for those receiving grants, as well as stability in the work force.

    Long-Term Bonuses. As noted above, under the Incentive Plan, the Committee may also grant long-term cash bonus awards to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. Eligibility to receive a long-term cash bonus is tied to the achievement of certain Company performance targets over a pre-determined performance period. In 2003, long-term bonuses made up 50% of the executive's long-term incentive opportunity.

    The Committee is responsible for (i) determining the duration of each performance period, (ii) selecting which executive officers of the Company will be eligible to receive a long-term cash bonus for the performance period, (iii) selecting the business criteria to be applicable to the performance period from among those authorized, (iv) establishing Company performance targets relative to the business criteria selected, (v) setting a base salary factor for each executive officer eligible to receive a long-term cash bonus for the performance period, and (vi) at the end of the performance period, determining the extent to which the performance targets have been achieved and the long-term cash bonuses payable to each eligible executive officer. The Company performance targets may be based on any one, or a combination, of the business criteria available for performance share awards, as described above. Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum long-term cash bonus payable to each participating executive officer. All long-term cash bonuses are to be denominated in cash or restricted stock awards, as determined by the Committee and subject to the remaining provisions of the Incentive Plan. Except as otherwise determined by the Committee, in its discretion, each executive selected by the Committee as eligible to receive a long-term cash bonus with respect to a particular performance period must continue to be employed by the Company on the last day of such performance period to continue to be eligible to receive the long-term cash bonus.

    In February 2003, the Committee granted a long-term cash bonus award opportunity to certain executives. The long-term cash bonus percentage for the 2003 awards is tied to the compound growth rate of earnings before taxes, or EBT, for the Company's industrial businesses during the period January 1, 2003 through December 31, 2005. The utilization of threshold, target or maximum percentages will depend upon the achievement of certain compound growth rates of EBT during this period, subject to adjustment as provided under the Plan. These percentages will be applied to participants' base salaries at the end of 2005 to determine the long-term cash bonus for the period, if any.

COMPENSATION OF CEO

    Mr. Centanni's base salary, annual bonus and long-term incentive awards for 2003 were determined as described above. In addition, the Committee also considered Mr. Centanni's individual performance for purposes of the annual bonus. Individual goals agreed upon between the Committee and Mr. Centanni included: achieving annual budget targets; acquisition of complementary companies; integration of acquisitions; implementation of enhanced MIS systems deployment plan; achievement of material and other cost reductions; and improvement of underperforming businesses. The Committee did not assign weights or apply any formula to these factors.

OTHER

    Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility by public corporations of non-performance based compensation paid to specified executive officers. The Company endeavors to maximize deductibility of compensation by qualifying certain compensation as performance-based under Section 162(m) to the extent practicable while maintaining competitive compensation. All compensation for 2003 paid to the Company's executive officers, including the compensation element of shares received under the Company's Incentive Plan, qualified for deduction under the Code.

March 10, 2004

Richard L. Thompson, Chairperson
Thomas M. McKenna
Diane K. Schumacher

    The information above in the Report of the Management
Development and Compensation Committee of the Board of Directors on Executive Compensation, the Performance Graph and the Report of the Audit and Finance Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange
Commission or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

                      STOCK PERFORMANCE GRAPH

    The following table compares the cumulative total stockholder return for the Company's Common Stock on an annual basis from January 1, 1999 through December 31, 2003 to the cumulative total returns for the same periods of the: (a) Standard & Poor's 500 Stock Index; (b) Standard and Poor's 600 Index for Industrial Machinery, a pre-established industry index believed by the Company to have a peer group relationship with the Company; and (c) Standard & Poor's SmallCap 600, an industry index which includes the Company's Common Stock. All information presented assumes the reinvestment of dividends. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of the Common Stock.

                              [GRAPH]

                             ----------------------------------------------------------------------
                              12/31/98    12/31/99    12/31/00    12/31/01    12/31/02    12/31/03
---------------------------------------------------------------------------------------------------
Gardner Denver                  100         113         144         151         138         162
S&P 500 Index                   100         121         110          97          76          97
S&P SmallCap 600 Index          100         112         126         134         114         159
S&P 600 Ind. Machy.             100         114         110         118         113         154
---------------------------------------------------------------------------------------------------

                EMPLOYEE AND EXECUTIVE BENEFIT PLANS

    In addition to the Incentive Plan, the Savings Plans and group health, hospitalization and life insurance plans generally available to all employees, the Company also provides other benefit plans for employees and executive officers, some of which are described below.

RETIREMENT PLANS

    The Company maintains the Gardner Denver, Inc. Pension Plan (the "Pension Plan") and the Gardner Denver, Inc. Supplemental Excess Defined Benefit Plan (the "Excess Benefit Plan") for the benefit of certain employees as defined in the Pension Plan. The Company also maintains certain other pension plans.

    Under the Pension Plan, the Company credits 4% of total compensation paid up to the Social Security wage base for the year, plus 8% of total compensation paid in excess of the Social Security wage base, annually to each individual's account. For purposes of the Pension Plan, total compensation is cash remuneration paid during the year by the Company to or for the benefit of a participant, including base salary for the current year and annual cash bonus earned during the prior year but paid in the current year for the executives named in the Summary Compensation Table.

    Benefits at retirement are payable, as the participant elects, in the form of a level annuity with or without survivorship or a lump-sum payment. The Company will maintain the status of the plan as a qualified defined benefit plan through sufficient contributions to a trust fund to meet the minimum requirements under the Code.

    The Company also maintains the Excess Defined Benefit Plan. The Excess Defined Benefit Plan is a nonqualified plan providing certain employees, including those named in the Summary Compensation Table, Pension Plan benefits that cannot be paid from a qualified, defined benefit plan due to provisions of the Code. Under the Excess Defined Benefit Plan, for 2003, the Company credited 12% of the amount of annual compensation in excess of the $200,000 IRS annual compensation to the individual accounts of the participating employees, including those named in the Summary Compensation Table. The Excess Defined Benefit Plan is funded through contributions by the Company to a Rabbi Trust.

    For each of the individuals shown in the Summary Compensation Table, the following table shows current credited years of service, the year each attains age 65, and the projected annual pension benefit (including amounts payable under the Excess Benefit Plan) at age 65. The projected annual pension benefit assumes that benefits will be paid on a straight-life annuity basis, compensation for each executive officer continues at December 31, 2003 base salary levels plus an annual cash bonus equal to the average cash bonus received by each officer in 2003 and 2002, and an interest rate of 5.1% after December 31, 2003.

                                   YEARS OF
                                   CREDITED           YEAR
                                 SERVICE AS OF     INDIVIDUAL    ESTIMATED ANNUAL
                                 MARCH 5, 2004   REACHES AGE 65  BENEFIT AT AGE 65
                                 -------------   --------------  -----------------

Ross J. Centanni...............       24              2010           $254,352

Philip R. Roth.................        7              2016            112,900

J. Dennis Shull................       28              2014             99,727

Michael S. Carney..............        2              2022            100,238

Tracy D. Pagliara..............        3              2028            137,486

STOCK REPURCHASE PROGRAM FOR EXECUTIVE OFFICERS

    The Company has granted stock options under the Incentive Plan to promote the Company's long-term interests, and executive officers have exercised a portion of such stock options in accordance with the Incentive Plan and applicable stock option agreements. The cumulative increase in the market price of the Company's Common Stock since the grant of some of these stock options resulted in the imposition of significant alternative minimum taxes on these employees. Therefore, the Company has established a Stock Repurchase Program for its executive officers, to provide a means for them to sell Gardner Denver Common Stock and obtain sufficient funds to meet tax obligations which arise from the exercise or vesting of incentive stock options, restricted stock or performance shares. The program is intended to mitigate any potential disruption to an orderly trading market in the Company's Common Stock, which could result if the executives' trades were effected through securities brokers, in the context of the Company's relatively small average trading volume. The sales price under this program is the average of the high and low sales prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on the date of the repurchase. The determination to sell shares under this program is final and must be submitted either on the day of the sale or no later than prior to the initiation of trading the following day. There were no share repurchases under the Plan from January 1, 2003 through March 5, 2004.

CHANGE IN CONTROL AGREEMENTS

    The Company has entered into Change of Control Agreements ("COC Agreements") with each of the individuals named in the Summary
Compensation Table. The purpose of the COC Agreements is to encourage each of the executive officers to continue to carry out the officer's duties in the event of a possible change in control of the Company. The COC Agreements address adverse changes that may occur with respect to the executive's terms and conditions of employment, including position, location, compensation and benefits, following a change of control. If, during the 24-month period following a change in control, the Company terminates the executive officer's employment other than for cause or the executive officer terminates for good reason, the executive officer is generally entitled to receive: (i) accrued but unpaid compensation; (ii) cash equal to the amount of the highest annual bonus during the three preceding years; (iii) a lump sum payment of two times (a) the executive officer's annual base salary and (b) the highest annual bonus during the three preceding years; (iv) continued welfare benefits for two years; and (v) the vesting and continued accrual of benefits under any defined benefit retirement plans. The COC Agreements also prohibit the executive officer from disclosing confidential information and from soliciting the Company's employees, customers or clients.

    The Chief Executive Officer also has a COC Agreement. His benefits are the same as those described above except that his lump sum payment is equal to three times his annual base salary and highest annual bonus during the three preceding years and his welfare benefits continue for a period of three years.

    For purposes of the COC Agreements, a "change in control" means the occurrence of any of the following events: (i) any person or group acquires beneficial ownership of 20% of the voting power of the Company; (ii) there is a change in the composition of a majority of the Board of Directors within any two-year period which change is not approved by certain of the directors who were directors at the beginning of such two-year period; (iii) the stockholders of the Company approve and the Company consummates a merger that results in a change in a majority of the combined voting power of the Company or the surviving entity; or (iv) the stockholders of the Company approve and the Company consummates a plan of complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

    The foregoing summary is qualified in its entirety by reference to the complete copy of the form of COC Agreements included as Exhibits 10.13 and 10.14 to the Company's Form 10-Q for the quarter ended June 30, 2002, which was filed with the Securities and Exchange Commission.

EQUITY COMPENSATION PLAN INFORMATION

    The following table sets forth information as of December 31, 2003, with respect to compensation plans which equity securities of the Registrant are authorized for issuance:

                                                                                                     (c)
                                                                                              NUMBER OF SECURITIES
                                                   (a)                       (b)             REMAINING AVAILABLE FOR
                                        NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE       FUTURE ISSUANCE UNDER
                                         ISSUED UPON EXERCISE OF      EXERCISE PRICE OF     EQUITY COMPENSATION PLANS
                                           OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
            PLAN CATEGORY                  WARRANTS AND RIGHTS       WARRANTS AND RIGHTS    REFLECTED IN COLUMN (a))
            -------------               --------------------------   --------------------   -------------------------
Equity compensation plans approved by
  security holders....................          1,551,744                   $17.24                   898,100

Equity compensation plans not approved
  by security holders.................                 --                       --                        --
                                                ---------                   ------                   -------
    Total.............................          1,551,744                   $17.24                   898,100

The number of securities remaining available for future issuance under the Company's Long-Term Incentive Plan and Employee Stock
Purchase Plan were 538,532 and 359,568, respectively, at December
31, 2003.

           PROPOSAL II--AMENDMENT AND RESTATEMENT OF THE
                      LONG-TERM INCENTIVE PLAN

    The Incentive Plan (a copy of which, as proposed to be amended and restated, is included in this proxy statement as Appendix C) was adopted by the Board of Directors and sole stockholder of the Company in December 1993. The Incentive Plan was amended by the stockholders of the Company in May 1996, May 1999 and May 2001. Subject to the approval of the stockholders, the Board has adopted the amendments to the Incentive Plan described below, and authorized their submission as this Proposal II. Shareholder approval of this amendment and restatement is necessary in accordance with the terms of the Incentive Plan.

DESCRIPTION OF THE AMENDMENTS

    It is proposed that the Incentive Plan be amended:

    * To increase the number of shares of Common Stock as to which awards may be granted; and

    * To extend the termination date of the Incentive Plan from December 31, 2005 to December 31, 2008.

    The Incentive Plan currently provides for the issuance of 3,500,000 shares. As of March 5, 2004, 1,607,681 shares had been issued upon the exercise of options granted under the Incentive Plan, there were outstanding options to purchase 1,535,387 shares of Common Stock and only 338,932 shares remained available for grants. The proposed amendments would increase the number of shares available for grant by 750,000, which number would be added to the number of shares remaining available for grant on the date immediately prior to the 2004 Annual Meeting of Stockholders. The closing price of the Company's Common Stock as quoted on the New York Stock Exchange on March 5, 2004 was $28.70.

    The Board believes stock awards and cash bonuses are a useful form of incentive compensation and increasing the number of shares issuable under the Incentive Plan would permit the Company to continue to provide such incentives in the future.

    Additionally, in approving the amended and restated Incentive
Plan, stockholders will be reapproving the performance goals in the plan for purposes of Section 162(m) of the Code, as described below.

MATERIAL TERMS OF THE INCENTIVE PLAN

  PURPOSE AND ADMINISTRATION

    The Incentive Plan was established to promote the long-term financial interests of the Company, including its growth and performance, by encouraging its employees to acquire an ownership interest in the Company, enhancing the Company's ability to attract and retain employees of outstanding ability and aligning employees' interests with those of the Company's stockholders.

    The Incentive Plan is administered by the Committee. Except with respect to nonemployee director stock options, and subject to limitations concerning the number of restricted stock awards which may be granted, the Committee is authorized to determine who may participate in the Incentive Plan, the number and types of awards to be made to each participant and the terms, conditions and limitations applicable to each award, as set forth in an award agreement. The Committee designates participants from those employees who have demonstrated significant management potential or who have the capacity for a substantial contribution to the successful performance of the Company. The Company is unable to determine the number of individuals who are likely to participate in the Incentive Plan. As of March 5, 2004, a total of 684 stock option awards had been granted under, and there were 96 participants in, the Incentive Plan.

  EMPLOYEE AWARDS

    Awards granted to employees under the Incentive Plan may consist of stock options, stock appreciation rights, restricted stock grants, performance shares, and long-term cash bonuses. No participant may be granted awards during any calendar year with respect thereto in excess of 180,000 shares of Common Stock, subject to adjustment for changes in capitalization. Additionally, the maximum aggregate number of shares of Common Stock that may be granted under the Plan in the form of restricted stock grants may not exceed 50% of the aggregate shares of Common Stock available under the Plan, subject to adjustments for capitalization.

    Stock options may be in the form of incentive stock options or nonstatutory stock options. Awards of stock options made to participants subject to Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m). Options are exercisable at such times, whether during or following termination of service, and in such installments as are determined by the Committee, provided that no stock option is exercisable more than ten years after the date of grant. The option exercise price is established by the Committee, but it cannot be less than the fair market value on the date of grant, which, as defined, generally means the average of the high and low prices of a share of Common Stock as reported on the composite tape for securities listed on the New York Stock Exchange for the applicable date. Payment of the option exercise price is made at the time of exercise and may be in cash, shares of Common Stock, stock appreciation rights, or a combination thereof, or such other consideration as the Committee deems appropriate. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.

    Stock options issued in the form of incentive stock options are required to comply with Section 422 of the Code. Incentive stock options may be granted only to full time employees of the Company and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under any plan of the Company which provides for the granting of incentive stock options) may not exceed $100,000 or any other number applicable under the Code from time to time.

    Stock appreciation rights ("SAR") granted under the Incentive
Plan entitle the participant to receive a payment equal to the increase, as of the date of exercise or surrender, in the fair market value of a stated number of shares of Common Stock over the option or base price stated in an award agreement. Awards of stock options made to participants subject to
Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m). SARs may be granted in tandem with stock options or alone. A tandem SAR is exercisable only to the extent that the related stock option is exercisable. Upon the exercise of a tandem SAR, the related stock option is automatically canceled to the extent of the number of stock appreciation rights exercised. The base price of a freestanding SAR will be determined by the Committee, provided, however, that such price may not be less than the fair market value on the date of the award of the freestanding SAR. The Committee may establish such other terms, conditions or restrictions, if any, on any stock option award or SAR award, provided they are consistent with the Incentive Plan.

    Restricted stock awards granted under the Incentive Plan are subject to forfeiture under such conditions and for such period of time as the Committee may establish at the time of grant. Such conditions may include restrictions on transferability, requirements of continued employment and the individual or Company performance. To the extent restricted stock awards are subject to Company performance criteria, it is intended that all such restricted stock awards granted to participants subject to Section 162(m) of the Code will qualify as "qualified performance-based compensation" under
Section 162(m) of the Code. During the period in which any shares of Common Stock are subject to forfeiture restrictions, the Committee may grant to the participant all or any of the rights of a stockholder with respect to such shares. The number of shares of restricted stock awarded and/or issued under the Incentive Plan, as amended and restated, must not exceed 50% of the total number of shares available for issuance under the Incentive Plan.

    Performance share awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance targets during a performance period established by the Committee. At the end of the performance period, any performance shares earned are converted into Common Stock, cash or a combination of both. A performance target shall be established by the Committee at the beginning of each performance period and based upon one or any combination of the following goals or business criteria: (i) revenues of the Company; (ii) operating income of the Company; (iii) net income of the Company; (iv) earnings per share of the Company's Common Stock; (v) the Company's return on equity; (vi) cash flow of the Company; (vii) Company stockholder total return; or
(viii) earnings before taxes of the Company. Awards of performance shares (and restricted stock awards based on performance) made to participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and provisions of such awards shall be interpreted in a manner consistent with that intent to the extent appropriate. The foregoing provisions and goals or business criteria shall also be applicable to grants of restricted stock awards to the extent such restricted stock awards are subject to the financial performance of the Company.

    If an award is granted in the form of restricted stock or performance shares, the Committee may choose, at the time of the grant, to include an entitlement to receive dividends or dividend equivalents, payable as determined by the Committee. The Committee may permit participants to elect to defer the issuance of shares or the settlement of awards in cash under administrative policies established by the Committee. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. The Committee may also determine the manner of payment of awards of performance shares and other terms, conditions or restrictions, if any, on any award of performance shares, provided they are consistent with the Incentive Plan.

    Shares of Common Stock subject to an award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Common Stock, will thereafter again be available for grant under the Incentive Plan.

  LONG-TERM CASH BONUS

    Under the Incentive Plan, as amended and restated, the Committee may also grant long-term cash bonus awards to the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer. Long-term cash bonus awards paid to the Company's executive officers are intended to qualify as "performance-based compensation" under
Section 162(m) of the Code.

    Under the Plan, executive officers are eligible to receive a long-term cash bonus based on the achievement of certain Company performance targets over a pre-determined performance period. The Committee is responsible for (i) determining the duration of each performance period,
(ii) selecting which executive officers of the Company will be eligible to receive a long-term cash bonus for the performance period, (iii) selecting the business criteria to be applicable to the performance period from among those authorized, (iv) establishing Company performance targets relative to the business criteria selected, (v) setting a base salary factor for each executive officer eligible to receive a long-term cash bonus for the performance period, and (vi) at the end of the performance period, determining the extent to which the performance targets have been achieved and the long-term cash bonuses payable to each eligible executive officer.

    The Company performance targets may be based on any one, or a combination, of the business criteria available for performance share awards, as described above. The Committee must establish the performance targets with respect to the business criteria selected for a given performance period while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m) of the Code.

    Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum long-term cash bonus payable to each participating executive officer. The maximum payment opportunity for any performance period may not exceed $3,000,000 or, if less, three times the executive officer's base salary as of the last day of the applicable performance period. All long-term cash bonuses are to be denominated in cash or restricted stock awards, as determined by the Committee and subject to the remaining provisions of the Plan.

    Notwithstanding the attainment of the performance targets, long-term cash bonuses for participating executive officers may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the executive officer's performance. However, no upward adjustment may be made to a long-term cash bonus for an executive officer if Section 162(m) of the Code would limit the deduction the Company may claim for that executive officer's compensation. Except as otherwise determined by the Committee, in its discretion, each executive officer selected by the Committee as eligible to receive a long-term cash bonus with respect to a particular performance period must continue to be employed by the Company on the last day of such performance period to continue to be eligible to receive the long-term cash bonus.

  NONEMPLOYEE DIRECTOR STOCK OPTIONS

    Under the Incentive Plan each nonemployee director automatically receives a grant of stock options to purchase up to 9,000 shares of Common Stock on the date following each Annual Meeting of Stockholders. The number of shares subject to the option is determined in the Committee's discretion. Nonemployee director stock options become exercisable on the first anniversary of the date of grant and terminate upon the expiration of five years from such date. If a person ceases to be a nonemployee director by virtue of disability or retirement, outstanding options generally remain exercisable for a period of five years (but not later than the expiration date of the options). If a person ceases to be a nonemployee director by virtue of death (or dies during the five-year exercise period after disability or retirement described above), outstanding options generally remain exercisable for a period of one year (but not later than the expiration date of the options). If a nonemployee director's service terminates for any other reason, options not then exercisable are canceled, and options that are exercisable may be exercised at any time within ninety days after such termination (but not later than the expiration date of the options). The option exercise price of a nonemployee director stock option is the fair market value on the date of grant, which generally means the average of the high and low sales prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on such date. Options granted to nonemployee directors are not transferable by the director except by will or the laws of descent and distribution.

  EFFECT OF CHANGE OF CONTROL

    The Incentive Plan provides for the acceleration of certain benefits in the event of a "Change of Control" (as defined in Section 2.5 of the Incentive Plan) of the Company. Upon the occurrence of a Change of Control, options not otherwise exercisable at the time of a Change of Control will become fully exercisable upon such Change of Control. In the case of a Change of Control:

    (i) The Company will make payment to directors with respect to director stock options in cash, immediately upon the occurrence of such Change of Control, in an amount equal to the appreciation in the value of the director stock option from the option exercise price specified in the award agreement to the price payable upon a Change of Control;

    (ii) all SARs which have not been granted in tandem with stock options will become exercisable in full;

    (iii) the restrictions applicable to all shares of restricted stock shall lapse and such shares will be deemed fully vested and all restricted stock granted in the form of share units will be paid in cash;

    (iv) all performance shares and long-term cash bonuses will be deemed to be earned in full and all performance shares granted in the form of share units shall be paid in cash; and

    (v) any participant who has been granted a stock option which is not exercisable in full will be entitled, in lieu of the exercise of the portion of the stock option which is not exercisable, to obtain a cash payment in an amount equal to the difference between the option price of such stock option and (A) in the event the Change of Control is the result of a tender offer or exchange offer for the Common Stock, the final offer price per share paid for the Common Stock, or such lower price as the Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, multiplied by the number of shares of Common Stock covered by such portion of the stock option, or
          (B) in the event the Change of Control is the result of any other occurrence, the aggregate value of the Common Stock covered by such portion of the stock option, as determined by the Committee at such time.

    The Committee may, in its discretion, include such further provisions and limitations in any agreement documenting such awards as it may deem equitable and in the best interests of the Company.

  FEDERAL INCOME TAX CONSEQUENCES

    Stock Options. In general, the grant of a stock option will not be a taxable event to a recipient and it will not result in a deduction to the Company. The tax consequences associated with the exercise of a stock option, and the subsequent disposition of Common Stock acquired on exercise of such an option, depend in part on whether the option is an incentive stock option or a nonstatutory stock option.

    Upon the exercise of a nonstatutory stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the Common Stock received upon exercise over the exercise price. The Company will be able to claim a deduction in an equivalent amount, provided it satisfies federal income tax withholding requirements and is not otherwise precluded from taking a deduction because of the Section 162(m) deduction limitations described below. Any gain or loss upon a subsequent sale or exchange of the Common Stock will be capital gain or loss, long-term or short-term, depending on the holding period for the Common Stock.

    Generally, a participant will not recognize ordinary income at the time of exercise of an incentive stock option and no deduction will be available to the Company, provided the option is exercised while the participant is an employee or, in certain circumstances, for a limited period of time thereafter. However, the difference between the option price and the fair market value of the stock on the date of exercise is treated as an item of adjustment for purposes of the alternative minimum tax. If the sale of shares acquired under an incentive stock option does not occur within two years after the date of grant and within one year after the date of exercise, any gain or loss realized will be treated as a long-term capital gain or loss. If a disposition occurs prior to the expiration of these one-year or two-year holding periods, the participant recognizes ordinary income at the time of disposition, and the Company is entitled to a deduction in an amount equal to the excess of the fair market value of the Common stock at the date of exercise (or the fair market value of the Common Stock on the disposition date, if lower) over the exercise price.

    Stock Appreciation Rights. Generally, when a participant receives payment with respect to a stock appreciation right granted to him under the Incentive Plan, the amount of cash and the fair market value of the Common Stock received will be ordinary compensation income to such participant and the Company will be entitled to a corresponding deduction, subject to the Section 162(m) deduction limitations described below.

    Restricted Stock. A participant who receives shares of restricted stock generally will recognize ordinary compensation income at the time the forfeiture or transferability restrictions lapse, based on the fair market value of the Common Stock at that time. Subject to the Section 162(m) deduction limitations described below, this amount is deductible for federal income tax purposes by the Company. Dividends paid with respect to Common Stock that is subject to forfeiture and nontransferable will be ordinary compensation income to the participant and generally deductible by the Company. Alternatively, a participant may elect immediate recognition of income at the time of receipt of restricted stock. In such event, the participant will recognize the fair market value of the restricted stock at the time of grant as income, and the Company will be entitled to a corresponding deduction. Dividends paid with respect to these shares will not be deductible by the Company. If this tax treatment is elected, and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

    Performance Shares. When performance shares are earned and stock is issued, a participant will realize ordinary income equal to the fair market value of the performance shares. If a participant is subject to the provisions of Section 16(b) of the Exchange Act regarding short-swing purchases and sales, the participant may not be required to recognize income upon receipt of performance shares, but generally may recognize ordinary income six months thereafter in an amount equal to the fair market value of the performance shares at that time. Subject to the Section 162(m) deduction limitations described below, the Company generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to the performance shares.

    Long-Term Cash Bonuses. Generally, a participant will recognize ordinary income upon the receipt of a long-term cash bonus equal to the aggregate amount of cash received. Subject to the Section 162(m) deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount of cash bonus includible in the participant's income.

    Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a "covered employee" from the Company, may cause this limitation to be exceeded in any particular year. However, certain kinds of compensation, including "qualified performance-based compensation," are disregarded for purposes of the Code Section 162(m) deduction limitation. The Plan is structured so that awards (e.g., stock options, performance-based restricted stock, stock appreciation rights, performance shares and long-term incentive bonuses) granted to covered employees under the Plan should qualify as "qualified performance-based compensation" under Section 162(m). Stockholder approval of the material terms of the performance goals with respect to such awards is required, however, in order for the awards to constitute "qualified performance-based compensation." The material terms include (i) the class of employees eligible for such award,
(ii) the business criteria on which the performance goal is based, and (iii) the maximum amount, or the formula used to calculate the amount payable, upon attainment of the performance goal. Such terms are disclosed above in the section entitled "Material Terms of the Incentive Plan."

  OTHER PROVISIONS

    The rights and interests of a participant under the Incentive Plan may not be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution. However, the Committee may, in its discretion, grant stock options to one or more executive officers of the Company on terms that permit the stock options to be transferred by any such executive officer, for estate planning purposes, to (a) the executive officer's spouse, children, grandchildren, parents, siblings, stepchildren, stepgrandchildren or in-laws ("Family Members"), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee.

    In the event of any change in the outstanding shares of Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which awards may be granted under the Incentive Plan, including any limitations upon individual participants or regarding director stock options, as well as the number and class of shares issuable, pursuant to then outstanding awards, shall be appropriately adjusted by the Committee, whose determination shall be final. Notwithstanding the foregoing, the Committee shall not permit the repricing of stock options by any method, including by cancellation and reissuance.

    The Company may withhold, or require a participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the Incentive Plan. The Committee may permit a participant to elect to satisfy such withholding obligation by having the Company retain the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

    The Committee may permit participants to elect to defer the issuance of shares or the settlement of awards in cash in accordance with its policies. It may also provide that deferred settlements include interest on the deferral amounts or dividend equivalents on deferred settlements denominated in shares. Notwithstanding the foregoing, if a participant subject to Section 162(m) of the Code elects to defer an award, the Committee will ensure that any increase in the award is based on actual returns, including any decrease or increase in the value of the investment(s).

    The Board may amend, suspend or terminate the Incentive Plan or any portion thereof at any time, provided that no amendment may be made that would impair the rights of a participant under an outstanding award without the participant's consent, and no amendment may be made without stockholder approval if such approval is necessary in order to preserve the applicability of any exemption under Rule 16b-3 under the Exchange Act or the qualification of any awards as "performance-based compensation" under Section 162(m) of the Code. If not terminated earlier by the Company, the Incentive Plan, as amended, will expire on December 31, 2005.

    In order to enable participants who are foreign nationals or employed outside the United States, or both, to receive awards under the Incentive Plan, the Committee may adopt such amendments, administrative policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Incentive Plan.

AWARDS UNDER THE INCENTIVE PLAN

            LONG-TERM CASH BONUS AWARDS IN 2003 AND 2004

    Although it is uncertain the amount of benefits or amounts that will be received by the following individuals or specified groups in future years, we submit as a point of reference the following table, which shows the long-term cash bonus awards that were granted under the Incentive Plan for 2003 and 2004 to each of the named executive officers and certain specified groups.

                                                                                   ESTIMATED FUTURE PAYOUTS UNDER
                                          NUMBER OF            PERFORMANCE OR        NON-STOCK PRICE-BASED PLANS
                                       SHARES, UNITS OR         OTHER PERIOD    -------------------------------------
                                         OTHER RIGHTS         UNTIL MATURATION   THRESHOLD     TARGET       MAXIMUM
          NAME & TITLE                      (#)(1)              OR PAYOUT(2)    ($ OR #)(2)  ($ OR #)(2)  ($ OR #)(2)
          ------------                 ----------------       ----------------  -----------  -----------  -----------

Ross J. Centanni.................           87.5%                2003-2005          50%         100%         150%
  Chairman, President & CEO                                      2004-2006

Philip R. Roth...................            55%                 2003-2005          50%         100%         150%
  Vice President, Finance & CFO                                  2004-2006

J. Dennis Shull..................            55%                 2003-2005          50%         100%         150%
  Vice President & General                                       2004-2006
  Manager, Compressor Division

Michael S. Carney................            55%                 2003-2005          50%         100%         150%
  Vice President & General                                       2004-2006
  Manager, Blower Division

Tracy D. Pagliara................            55%                 2003-2005          50%         100%         150%
  Vice President, Administration,                                2004-2006
  General Counsel & Secretary

Executive Group (3)..............   55% for all executives       2003-2005          50%         100%         150%
                                          other than             2004-2006
                                         Mr. Centanni
                                     (as described above)

Non-Executive Director Group.....            N/A                    N/A             N/A          N/A          N/A

Non-Executive Officer
  Employee Group...................          N/A                    N/A             N/A          N/A          N/A


--------
(1)     Represents the percentage of the participants' base salary at the end of 2005 and 2006 that shall be eligible for calculation of the long-term cash bonus (the "Bonus Eligible Salary").

(2)     The long-term cash bonus percentage will be tied to the compound growth rate of earnings before taxes for the
        Company's industrial businesses (i.e., excluding petroleum products) ("EBT") during the periods January 1,
        2003 through December 31, 2005 (2003 Award) and January 1, 2004 through December 31, 2006 (2004 Award). The utilization of the threshold, target or maximum percentages will depend upon the achievement of certain levels of compound growth rate of EBT during this period, subject to adjustment as provided under the
        Incentive Plan. These percentages will be applied to the Bonus Eligible Salary to determine the long-term cash bonus for the period.

(3)     Comprised of 7 persons.

                        STOCK OPTION AWARDS

    The following table shows options that were granted under the Incentive Plan for 2003 and 2004 (as of February 23, 2004) to each of the named executive officers and certain specified groups. These awards are not conditioned upon stockholder approval of the proposed amendment and restatement of the Incentive Plan described above.

                                                    2004          2004 EXERCISE         2003          2003 EXERCISE
                                                  NUMBER OF         PRICE PER         NUMBER OF         PRICE PER
                NAME & TITLE                       SHARES           SHARE(1)           SHARES           SHARE(1)
                ------------                      ---------       -------------       ---------       -------------

Ross J. Centanni............................       50,000            $29.02             48,700          $17.6850
  Chairman, President & CEO

Philip R. Roth..............................       12,000            $29.02             13,300          $17.6850
  Vice President, Finance & CFO

J. Dennis Shull.............................       10,300            $29.02             12,500          $17.6850
  Vice President & General Manager,
  Compressor Division

Michael S. Carney...........................       10,300            $29.02             12,500          $17.6850
  Vice President & General Manager,
  Blower Division

Tracy D. Pagliara...........................        8,600            $29.02             10,500          $17.6850
  Vice President, Administration,
  General Counsel & Secretary

Executive Group (2).........................      114,100            $29.02            127,600          $17.6850

Non-Executive Director Group (3)............         N/A                N/A             27,000          $19.72

Non-Executive Officer Employee Group (4)....       85,500            $29.02            108,900          $17.6850

--------
(1)     The exercise price is equal to the average of the high and low sales price of the Company's Common Stock on the date of grant and shall be payable in cash, shares of Common Stock, or stock appreciation rights or by a combination of the foregoing. The closing price of the Company's Common Stock as reported on the composite tape of the New York Stock Exchange on March 5, 2004 was $28.70.

(2)     Comprised of 8 persons. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to members of the group.

(3)     Comprised of 6 persons. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to members of the group. Non-Executive Director options will not be granted until May 2004.

(4)     Comprised of 66 persons. Exercise prices shown are weighted averages of the actual exercise prices for stock options granted to members of the group.

BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDED AND RESTATED INCENTIVE PLAN WILL BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THIS PROPOSAL,
                                                 ---
WHICH IS ITEM 2 ON THE PROXY CARD. Proxies received in response to the Board's solicitation will be voted FOR approval of the Amendment if no specific instructions are included for Item 2.

             PROPOSAL III--AMENDMENT AND RESTATEMENT OF
                  THE EMPLOYEE STOCK PURCHASE PLAN

    The Employee Stock Purchase Plan (the "ESP Plan") (a copy of which, as proposed to be amended and restated, is included in this proxy statement as Appendix D) was adopted by the Company's Board and approved by Cooper, the Company's sole stockholder, on February 17, 1994. The ESP Plan was amended by the stockholders of the Company in May 2001. Subject to the approval of the stockholders, the Board has adopted the amendments to the ESP Plan described below and authorized their submission as this Proposal III.

DESCRIPTION OF AMENDMENT

    It is proposed that the ESP Plan be amended and restated: (a) to extend the termination date of the ESP Plan from December 31, 2005 to December 31, 2008; and (b) to increase the number of shares of Common Stock as to which options may be granted. The ESP Plan currently provides for the issuance of 900,000 shares. As of March 5, 2004, 635,397 shares had been issued upon the exercise of options granted under the ESP Plan; there were outstanding options to purchase 78,113 shares of Common Stock and only 186,490 shares remained available for grants. The proposed amendment would increase the number of shares available for issuance by 250,000, for a total of 436,490. The closing price of the Company's Common Stock as quoted on the New York Stock Exchange on March 5, 2004 was $28.70.

    The Board believes stock options are a useful form of incentive compensation and increasing the number of shares issuable under the ESP Plan would permit the Company to continue to provide such incentives in the future.

MATERIAL TERMS OF ESP PLAN

  PURPOSE

    The purpose of the ESP Plan is to provide eligible employees a means of purchasing shares of Company Common Stock through regular payroll deductions at a price fixed pursuant to a formula described below. The Company's management has considered it to be in the best interest of its employees and the employees of its designated subsidiaries to offer such employees participation in the ESP Plan. Participation is entirely voluntary, and the Company has made no recommendations to the employees as to whether or not they should participate or purchase shares.

  PARTICIPANTS

    The Company is unable to determine the number of individuals who are likely to participate in the ESP Plan. As of March 5, 2004, a total of 78,113 awards had been granted under, and there were 637 participants in, the ESP Plan. Under the ESP Plan, all persons, who on the dates on which the Board grants options (each, an "Offering Date") are employees of the Company or its designated subsidiaries, are eligible to participate, except: (i) employees whose customary employment was less than 20 hours per week or for not more than five months in any calendar year; (ii) any employee who, if granted an option under the ESP Plan, would immediately, after the option is granted, own five percent or more of the total combined voting power or value of all classes of stock of the Company (within the meanings of Sections 423(b)(3) and 424(d) of the Code); (iii) employees that have been continuously employed by the Company, its participating subsidiaries or predecessors of such subsidiaries for less than two months prior to the Offering Date; and (iv) directors of the Company who are not employees.

  NUMBER OF SHARES AND PURCHASE PRICE

    The number of shares an employee may purchase pursuant to any option granted under the ESP Plan is based on the employee's base compensation or in the case of commissioned salespersons, the greater of their prior year W-2 pay as their base compensation in effect on October 31 of the year in which an offering is made. The maximum number of shares an employee may purchase is an amount (increased by any fractional share amount required to make a whole share) that, at the option price of a share of Company Common Stock on the Offering Date, would approximately equal the percentage of annual compensation (in effect as of October 31 of the calendar year in which the Offering Date occurs) as is fixed by the Board, up to a maximum of 5%. An employee may elect to purchase a lesser number of shares.

    The purchase price for shares covered by options granted under the ESP Plan is the lesser of: (i) 85% of the mean of the high and low quoted selling prices of the Company's Common Stock on the composite tape of the New York Stock Exchange on the applicable Offering Date; or (ii) 85% of such mean on the applicable date of exercise established in accordance with the ESP Plan (each, an "Exercise Date").

  ELECTIONS TO PURCHASE AND PAYROLL DEDUCTIONS

    Under the ESP Plan, each participant may elect to purchase shares not later than a specified number of days after the Offering Date by the execution of an approved form authorizing uniform payroll deductions over a 12-month period. Payroll deductions begin on January 1 following the Offering Date, in such amounts as will in the aggregate be equal to the total purchase price of all shares that the participant has elected to purchase. The minimum payroll deduction under the ESP Plan is $10 per month. Any election to purchase may be changed or terminated as described below.

  SHARES OFFERED

    If the total number of shares specified in all employees' initial elections to purchase with respect to any Offering Date exceed the aggregate number of shares for which options were granted on that Offering Date, the Company will, on the Exercise Date, make a pro rata allocation to all employees who remain enrolled in such offering through the Exercise Date, of the aggregate number of shares for which options were granted on such Offering Date. Each employee's initial election to purchase will be canceled with respect to any shares in excess of the number of shares allocated to each such employee, and written notice will be given to the employee that his election has become effective for a reduced number of shares and any excess funds in the employee's account will be refunded to him.

    In the event that the number of outstanding shares of the Common Stock of the Company are increased, the number of shares of stock subject to an option will be proportionately increased, and the option price per share will be proportionately reduced. In the event of a reduction in the number of outstanding shares, the number of shares of stock subject to an option will be proportionately reduced, and the option price per share will be proportionately increased. If (i) the Company is to be merged or consolidated and is not to be the surviving corporation, (ii) the Company is dissolved and liquidated, (iii) substantially all of the Company's assets and business are sold, or (iv) there is a change of control, the Board may, in its sole discretion, cause the Exercise Date to be accelerated and permit an employee to make a lump-sum deposit in his or her account in lieu of any remaining payroll deductions or periodic payments, or cancel any option in whole or in part by payment to the employee of an amount equal to the excess of the fair market value of the Company's Common Stock on the cancellation date, over the option price per share, times the number of shares covered by the option so canceled.

  APPLICATION OF FUNDS

    Under the ESP Plan, the Company establishes accounts on its books to which all payroll deductions or cash payments are credited. Interest will not be credited or accrue on such accounts. Amounts credited to the accounts are under the control of the Company and may be used for any corporate purpose. The amounts credited to the ESP Plan accounts as of the close of business on the applicable Exercise Date, will be applied by the Company to payment for the shares purchased by such employees. Any amount not used for this purpose will be repaid to the employee. The Company reserves the right to make adjustments in the described manner of handling funds under the ESP Plan, if required to comply with any applicable law or regulations.

  CHANGES IN ELECTION TO PURCHASE

    A participant will be allowed at any time on or prior to the applicable Exercise Date, upon written notice, (i) to reduce the amount of his subsequent payroll deductions (or periodic cash payments as hereinafter described) by such amounts as, in the aggregate equals 25%, 50% or 75% of the amount of his initial payroll deduction, in which event his election to purchase is reduced to the number of shares that may be purchased, at the Offering Date option price, with the aggregate amount of the payroll deductions (or periodic cash payments) made or to be made, (ii) to terminate further payroll deductions (or periodic cash payments) and continue his election to purchase the number of shares that may be purchased with the amount (exclusive of interest) then credited to his account, or (iii) to withdraw the entire amount, including interest, in his account and terminate his election to purchase. Any reduction made in the number of shares subject to an election to purchase is permanent.

  TERMINATION OF PARTICIPATION AND DISTRIBUTION OF SHARES OR ACCOUNTS

    In the event that, prior to the applicable Exercise Date, an employee leaves the employ of the Company or a participating subsidiary, other than by retirement under a plan of the Company or such participating subsidiary, or is discharged for cause, any election to purchase made by him pursuant to the ESP Plan shall terminate and any amount then credited to his stock purchase account to the date of termination, shall be paid to him. If, on or prior to the Exercise Date, an employee leaves the employ of the Company in connection with the sale of a subsidiary, division or line of business of the Company, the Company may, in the discretion of the Management Development and Compensation Committee (the "Committee"), as the persons responsible for the administration of the ESP Plan, terminate the election of such employee to purchase shares (refunding any amount credited to the employee's account) or continue said election on any basis deemed appropriate by the Committee, including the making of arrangements for continued payroll deductions by any successor employer willing to provide that service.

    If an employee leaves the employment of the Company or a participating subsidiary because of retirement after an Offering Date but before payroll deductions have commenced, he shall not have the right to elect to purchase shares of Stock under the option granted to him on the Offering Date. An employee, who has made an election to purchase shares and retires prior to the Exercise Date but after payroll deductions have commenced, may continue this election to purchase shares by undertaking to make periodic cash payments in amounts equal to the payroll deductions previously authorized by him. In lieu of making periodic payments, this employee may continue his election to purchase shares by making a single lump-sum payment in cash in an amount equal to the total of his future periodic payments either (i) within 30 days after the employee retires, or (ii) in the case of an employee that has undertaken to make periodic cash payments, at any time when he is not in default in such payments.

    The ESP Plan provides that payroll deductions will be suspended during any period of layoff, strike or authorized leave of absence without pay and that during such period an employee may elect to make periodic cash payments in lieu of such payroll deductions. If such employee returns to active service prior to the last payroll deduction period preceding the applicable Offering Termination Date, which is defined as December 31st of the year following the respective Offering Date, his payroll deductions shall be resumed and if cash payments were not made during the period when payroll deductions were suspended, he shall, by written notice within 10 days after his return, (i) elect to make up the deficiency by a cash payment, or (ii) have his election to purchase reduced to the number of shares which can be purchased with the aggregate amount then credited to his account plus any future payroll deductions. An employee on layoff, strike, or authorized leave of absence without pay as of 15 days preceding the applicable Offering Termination Date shall give written notice prior to the applicable Exercise Date, specifying his choice of one of the options described in (i) or (ii) above. If such an employee fails to give notice, he shall be deemed to have elected the option to purchase a reduced number of shares. If the period of an employee's layoff, strike or authorized leave of absence without pay shall terminate prior to the applicable Offering Termination Date, and the employee shall not promptly resume active employment, his election to purchase shares under the ESP Plan shall be canceled and the amount then credited to his account shall be paid to him.

    In the event of the death of a participating employee, the legal representative of such employee may, within 90 days after his death, but not later than the applicable Offering Termination Date, by written notice, elect to either (i) make up any deficiency in such employee's account and thereafter either make periodic payments in cash or an immediate lump-sum payment in the requisite amount, (ii) continue the employee's election to purchase the number of shares that may be purchased with the amount then credited to the employee's account and to make no further payments, or (iii) withdraw the entire amount in the employee's account and terminate his election to purchase shares. In the event the legal representative of such employee shall fail to give such notice within the prescribed period, the employee's election to purchase shares shall terminate and the amount then credited to the employee's account shall be paid to such legal representative.

    Under any of the circumstances contemplated by the ESP Plan in which the purchase of shares is to be made through periodic or other cash payments in lieu of payroll deductions, the failure to make any such payment shall reduce, to the extent of the amount unpaid, the number of shares purchasable by the employee under the offering.

  ADMINISTRATION, MODIFICATION AND TERMINATION OF THE ESP PLAN

    The ESP Plan is administered at the Company's principal office by the Committee. The ESP Plan requires that uniform policies be implemented in the administration of the ESP Plan and that there be no discrimination between particular employees or groups of employees. The Committee has authority to make exceptions (available on a uniform basis to all employees) to provisions of the ESP Plan under unusual circumstances where strict adherence to such provisions would work undue hardship. The expenses of administration of the ESP Plan are borne by the Company.

    The Board of Directors of the Company has the right to amend, modify or terminate the ESP Plan at any time without notice, provided that no employee's rights under the ESP Plan are adversely affected. However, no amendment may change the group from among which participating subsidiaries may be designated or effect an increase in the number of shares that may be issued under the ESP Plan (other than changes referred to under "Shares Offered").

    The period for payroll deductions under the ESP Plan cannot be extended beyond the Offering Termination Date with respect to an Offering Date. The ESP Plan will terminate following the delivery to participating employees, as soon as practicable after its last Exercise Date, of certificates for shares of Common Stock purchased and the repayment of all funds not used for the purchase of the stock.

  OTHER PROVISIONS OF THE ESP PLAN

    No assignment or transfer of any option, election to purchase stock or other interest under the ESP Plan is permitted. Any purported assignment or transfer, whether voluntary or by operation of law (except by will or the laws of descent and distribution), has the effect of terminating such option, election to purchase or other interest. An employee's option and election to purchase is exercisable, during his lifetime, only by him. There is no provision in the ESP Plan, nor in any contract in connection therewith, whereby any person has or may create a lien on any funds, securities or other property held under the ESP Plan.

  EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

    The U.S. Department of Labor has not yet issued definitive regulations or other authority regarding the applicability of the Employee Retirement Income Security Act of 1974 to employee stock purchase plans. Subject to the issuance of regulations or other authority to the contrary, the Company believes that none of the provisions of such Act are applicable to the ESP Plan.

  UNITED STATES FEDERAL INCOME TAX ASPECTS

    In the opinion of the Company, the ESP Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As such, neither the grant of the option to the employee to purchase stock under the ESP Plan nor his subsequent purchase of stock will result in the recognition of income to him provided that
(i) he remains an employee of the Company or of a subsidiary corporation at all times during the period beginning with the Offering Date and ending on the day three months before the Exercise Date (the "employment requirement"), and (ii) no disposition of the stock is made by him within two years after the grant of the option to him nor within one year after the date the shares of stock transferred to him (the "holding period requirement"). The ESP Plan is not qualified under Section 401(a) of the Code.

    Upon a sale or other disposition by the employee of a share after satisfying the holding period requirement, or upon his death while owning such share (whether before or after satisfying the holding period requirement), there will be included in his gross income, as compensation for the taxable year of such disposition or death, an amount equal to the lesser of (a) the excess of the fair market value of the share at the time of such disposition or death over the amount paid for the share, or (b) the excess of the fair market value of the share at the Offering Date over the Offering Date option price. Any amount the employee realizes in excess of the sum of the option price paid for the share, plus the amount treated as compensation, if any, would be eligible for long-term capital gain treatment. If the amount realized is less than the option price paid for the share, no amount is included in gross income as compensation, and the employee realizes a long-term capital loss to the extent that the option price exceeds the amount realized. If the employee satisfies the holding period and employment requirements, no amount is deductible by the employer corporation by reason of the grant or exercise of the option or the disposition of the shares.

    An employee who satisfies the employment requirement, but who disposes of a share purchased under the ESP Plan before satisfying the holding period requirement, will be treated as receiving compensation income in the year of disposition in an amount equal to the excess of the fair market value of the share on the Exercise Date over the option price paid for the share. In such event, the employer corporation may claim a deduction for compensation paid in the same amount and at the same time as compensation income is taxable to the employee. Any difference between the amount realized on such disposition and the fair market value of such share on the Exercise Date would be treated as a short-term capital gain or loss.

    If an employee does not satisfy the employment requirement, upon his purchase of shares on the Exercise Date, the employee will be treated as receiving compensation income for the taxable year in which the Exercise Date occurs in an amount equal to the excess of the fair market value of the shares on the Exercise Date over the option price paid for the shares. In such event, the employer corporation may claim a deduction for compensation paid in the same amount and at the same time as compensation income is taxable to the employee. Upon a subsequent sale of the shares, any difference between the amount realized on such sale and the fair market value of the shares on the Exercise Date would be subject to long-term or short-term capital gain or loss treatment, depending on whether the shares were held for more than one year.

    Except as noted above when the Company is the employer corporation, no gain or loss is recognized to the Company upon the issuance of shares purchased under the ESP Plan. Each employee is encouraged to consult his own tax advisor as to any applicable city, state or foreign income tax consequences as to his participation in the ESP Plan.

SHARE PURCHASES UNDER THE ESP PLAN

    The following table sets forth the share purchases under the ESP Plan in 2003 and in 2004 as of March 5, 2004 by each of the named executive officers and certain specified groups.

                                                   2004                                 2003
                                                 NUMBER OF       EXERCISE PRICE       NUMBER OF       EXERCISE PRICE
              NAME & POSITION                     SHARES         PER SHARE (1)         SHARES         PER SHARE (1)
              ---------------                    ---------       --------------       ---------       --------------

Ross J. Centanni...........................            0               N/A                  0              N/A
  Chairman, President & CEO

Philip R. Roth.............................          983             $18.19               660             $12.72
  Vice President, Finance & CFO

J. Dennis Shull............................            0               N/A                  0              N/A
  Vice President & General Manager,
  Compressor Division

Michael S. Carney..........................          885             $18.19                 0              N/A
  Vice President & General Manager,
  Blower Division

Tracy D. Pagliara..........................          728             $18.19               478             $12.72
  Vice President, Administration,
  General Counsel & Secretary

Executive Group (2)........................        4,092             $18.19             1,616             $12.72

Non-Executive Director Group (3)...........          N/A               N/A                N/A              N/A

Non-Executive Officer Employee Group (4)...       74,021             $18.19            93,349             $12.72

--------
(1)     The closing price of the Company's Common Stock as reported on the composite tape of the New York Stock
        Exchange on March 5, 2004, was $28.70.

(2)     Consists of 8 persons.

(3)     Consists of 6 persons.

(4)     Consists of 633 persons.

BOARD OF DIRECTORS RECOMMENDATION

    THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE AMENDED AND RESTATED ESP PLAN WILL BE IN THE BEST INTERESTS OF THE STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THIS PROPOSAL,
                                                 ---
WHICH IS ITEM 3 ON THE PROXY CARD. Proxies received in response to the Board's solicitation will be voted FOR approval of the Amendment if no specific instructions are included for Item 3.

                      AUDIT COMMITTEE MATTERS

REPORT OF THE AUDIT AND FINANCE COMMITTEE

    Management is responsible for the Company's internal controls and the financial reporting process. KPMG LLP, the Company's independent public accountants, is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit and Finance Committee's responsibility is to monitor and oversee these processes.

    In this context, the Audit and Finance Committee has met and held discussions with management and KPMG. Management represented to the Audit and Finance Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit and Finance Committee has reviewed and discussed the consolidated financial statements with management and KPMG. The Audit and Finance Committee specifically addressed with KPMG matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

    KPMG also provided to the Committee the written disclosures and letter required by Independence Standards Board Standard No. 1, as modified or supplemented. As part of its review of the financial statements and the auditors' disclosures and report, the members of the Audit and Finance Committee also discussed with KPMG its independence.

    The members of the Audit and Finance Committee are not professionally engaged in the practice of auditing or accounting and are not experts with respect to auditor independence. Members of the Audit and Finance Committee rely on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit and Finance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

    Based on its discussions with management and the Company's independent auditors, and subject to the limitations on the role and responsibilities of the Audit and Finance Committee referred to above and in its charter, the Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K for the period ended December 31, 2003 for filing with the Securities and Exchange Commission.

March 10, 2004

Donald G. Barger, Jr., Chairperson
Frank J. Hansen
Raymond R. Hipp

ACCOUNTING FEES

    The following summarizes the aggregate fees KPMG billed the Company for services relating to the years ended December 31, 2002 and December 31, 2003.

    Audit Fees. $391,500 (for the fiscal year ended December 31,
2003) and $302,500 (for the fiscal year ended December 31, 2002) for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company Forms 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. The Company was also billed $7,865 from Arthur Andersen, LLP for professional services rendered for reviews of financial statements included in the Company's Forms 10-Q for 2002. See Relationship with Independent Public Accountants.

    Audit-Related Fees. $86,500 (for the fiscal year ended December 31, 2003) and $46,700 (for the fiscal year ended December 31, 2002) for acquisition due diligence, employee benefit plan reviews, assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements, but which are not included under "Audit Fees" above.

    Tax Fees. $410,000 (for the fiscal year ended December 31, 2003) and $187,500 (for the fiscal year ended December 31, 2002) for tax compliance, tax advice and tax planning services.

    All Other Fees. $52,500 (for the fiscal year ended December 31,
2003) and $-0- (for the fiscal year ended December 31, 2002) for all other products and services provided, including Sarbanes-Oxley
Section 404 compliance assistance.

    The Audit and Finance Committee has developed pre-approval policies and procedures for audit and non-audit services, which are attached as Appendix E.

    In accordance with its charter, the Audit and Finance Committee selected KPMG, independent auditors, to audit the Company's consolidated financial statements for fiscal 2003. KPMG has continued to serve as the Company's independent auditors for fiscal 2004.

          RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    On June 26, 2002, based on the recommendation of the Audit and Finance Committee, the Board appointed KPMG to serve as the Company's independent public accountants for the fiscal year 2002. KPMG succeeded Andersen in that capacity.

    Andersen's audit reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    During the fiscal years ended December 31, 2001 and 2000, and through June 26, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years. Further, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

    During the years ended December 31, 2001 and 2000, and through June 26, 2002, the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

    The Company provided Andersen and KPMG with a copy of the foregoing disclosures as required by SEC rules, and did not receive any statement from either Andersen or KPMG regarding the disclosures.

    A member of KPMG will be present at the meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders.

          STOCKHOLDERS' PROPOSALS FOR 2005 ANNUAL MEETING

    Stockholders' proposals intended to be presented at the 2005 Annual Meeting must be received by the Company at its principal executive offices (Attention: Corporate Secretary) on or before November 21, 2004 for inclusion in the Company's proxy materials for that meeting. Upon receipt of any proposal, the Company will determine whether or not to include such proposal in the proxy statement in accordance with the regulations governing the solicitation of proxies.

    Any stockholder proposal or nomination for director submitted other than for inclusion in the Company's proxy materials for that meeting must ordinarily be received by the Company at its principal executive offices (Attention: Corporate Secretary) no later than 90 days or more than 120 days prior to the meeting (i.e., which is currently anticipated to be January 3, 2005 and February 2, 2005, respectively, for the 2005 Annual Meeting), or such proposal will be considered untimely. However, if the Company changes the date of the meeting by more than 30 days from the date of the previous year's meeting, then such notice must be received within 10 days after notice of the meeting is mailed or other public disclosure of the meeting is made. The stockholder filing the notice of proposal or nomination must describe various matters regarding the proposal or nominee, including, but not limited to, name, address, shares held, a description of the proposal or information regarding the nominee and other specified matters. These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in the Company's proxy statement. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

    Any stockholder desiring a copy of the Company's Bylaws will be furnished one without charge upon written request to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305.

                      HOUSEHOLDING OF PROXIES

    The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

    Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company's annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

    You may request to receive at any time a separate copy of our annual report or proxy statement, or notify the Company that you do or do not wish to participate in householding by sending a written request to the Corporate Secretary at 1800 Gardner Expressway, Quincy, Illinois 62305 or by telephoning 217-222-5400.

                         ADDITIONAL FILINGS

    The Company's Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company's website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. They may be accessed as follows: www.gardnerdenver.com.

                                      GARDNER DENVER, INC.


                                      Tracy D. Pagliara
                                      Vice President, Administration,
                                      General Counsel and Secretary

March 10, 2004

                                                          APPENDIX A

                        GARDNER DENVER, INC.
                  DIRECTOR INDEPENDENCE STANDARDS

    In order to be considered independent under the rules of the New York Stock Exchange ("NYSE"), the Board must determine that a director does not have any direct or indirect material relationship with Gardner Denver. The Board has established the following guidelines to assist it in determining director independence under the NYSE rules. Any director who meets the following standards will be deemed independent by the Board:

1. The director was not employed by Gardner Denver, and no immediate family member of the director was employed by Gardner Denver as an executive officer, within the preceding three years.

2. The director was not affiliated with or employed by, and no immediate family member of the director was affiliated with or employed in a professional capacity by, Gardner Denver's present or former independent auditor, within the preceding three years.

3. The director was not employed as an executive officer by, and no immediate family member of the director was employed as an executive officer by, any company for which any present Gardner Denver executive officer served as a member of such company's compensation committee within the preceding three years.

4. The director did not receive, and no member of the director's immediate family received, direct compensation in excess of $100,000 per year from Gardner Denver during any of the last three years (other than director and committee fees, pension or other deferred payments that are not in any way contingent on continued service to Gardner Denver, and compensation received by any immediate family member for service as a non-executive officer of Gardner Denver).

5. If the director is an executive officer or an employee of, or if any immediate family member is an executive officer of, another company that does or has done business with Gardner Denver, the annual payments to, or payments received from, Gardner Denver for property or services by such company in each of the last three fiscal years were less than the greater of $1 million or two percent of the annual consolidated gross revenues of such company.

6. If the director is a member of Gardner Denver's Audit Committee, the director has not, other than in his or her capacity as a director, accepted directly or indirectly any consulting, advisory, or other compensatory fee from Gardner Denver or any of its subsidiaries. "Compensatory fees" do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Gardner Denver, provided that such compensation is not contingent on future service.

7. If the director serves as an executive officer, director or trustee of a charitable organization to which Gardner Denver makes contributions, other than the United Way, Gardner Denver's discretionary annual contributions to such organization are less than the greater of $1 million or two percent of such organization's total annual charitable receipts.

8. The director's ownership, direct or indirect, of Gardner Denver common shares is less than 5% of the total outstanding Gardner
   Denver common shares.

    If any relationship exists between Gardner Denver and any director that is not addressed by the standards set forth above, the directors meeting these standards shall determine whether such relationship impairs the independence of such director.

                                                          APPENDIX B

                        GARDNER DENVER, INC.
                AUDIT AND FINANCE COMMITTEE CHARTER

Pursuant to Section 4.1 of the Bylaws of Gardner Denver, Inc. (the "Company"), the Board of Directors (the "Board") is required to designate an Audit and Finance Committee (the "Committee") and to adopt a charter, which may be amended from time to time, setting forth the powers and duties of the Committee. The Board and the Committee have approved and adopted this Charter.

PURPOSE OF THE COMMITTEE

The purpose of the Committee shall be to assist the Board in fulfilling its oversight responsibilities with respect to:

1. The integrity of the Company's financial statements and financial information provided to shareholders and others;

2. The adequacy and effectiveness of the Company's disclosure controls and procedures and its internal control over financial reporting;

3. The adequacy and effectiveness of the Company's financial reporting principles and policies;

4. The adequacy and effectiveness of the Company's internal and external audit processes;

5. The adherence to the Company's regulatory compliance policies and procedures;

6. The Company's compliance with legal and regulatory requirements;
   and

7. The Company's independent auditor's qualifications and independence.

COMPOSITION OF THE COMMITTEE

The following requirements shall govern the composition of the Committee.

1. Number. The Committee shall consist of not less than three (3)
   ------
   independent directors appointed to serve at the pleasure of the Board.

2. Independence. Each member of the Committee shall meet the
   ------------
   independence requirements of the New York Stock Exchange (the
   "NYSE") and the Securities and Exchange Commission (the "SEC"), including, without limitation, that: (a) the member has no material relationship with the Company; (b) the member's sole remuneration from the Company, whether direct or indirect, is his or her compensation as a director; and (c) the member not be an affiliated person of the Company or any subsidiary, as defined by Rule 10A-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

3. Financial Literacy. Each member shall be financially literate or
   ------------------
   must become financially literate within a reasonable period of time after his/her appointment to the Committee. The "financially literate" qualification shall be interpreted by the Board in its business judgment. In exercising its business judgment, the Board shall consider determinations or definitions of such qualification by the NYSE and/or the SEC, if available.

4. Accounting or Financial Expertise. At least one member of the
   ---------------------------------
   Committee, including the Chairman of the Committee, must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. In exercising its business judgment, the Board shall consider determinations or definitions of such qualification by the SEC, including Item 401(h) of Regulation S-K.

POWERS AND DUTIES

The powers and duties of the Committee shall be as follows.

    1. To have sole authority with respect to the following matters relating to the Company's independent public accounting firm (the "Accounting Firm")--appointment, retention, discharge, oversight, compensation, approval of non-audit services and determination of independence, including resolution of any disagreements between management and the Accounting Firm regarding financial reporting;

    2. To review with the Accounting Firm and management the planned scope of the annual audit of the Company's consolidated financial statements and the results thereof;

    3. To review with management and the internal auditor the planned scope of the Company's annual internal audit plan and the findings and conclusions of such internal audit;

    4. To approve in advance all audit and non-audit services (and estimated fees) to be provided by the Accounting Firm in accordance with a pre-approval policy to be adopted by the Committee;

    5. To receive and review reports at least annually, within the legally required timeframe, prior to the filing of audited financial statements with the SEC, from the Accounting Firm with respect to the following matters:

    a. all critical accounting policies and practices used by the Company in the preparation of its financial statements;

    b. all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of the use of any alternative disclosures and treatments and the treatment preferred by the Accounting Firm; and

    c. any other material, written communications between the Accounting Firm and management, including management representation letters, reports or observations and recommendations on internal controls, schedules of unadjusted differences and a listing of adjustments and reclassifications not recorded, if any, the engagement letter and the independence letter.

    6. To review with the Accounting Firm any problems or difficulties with the audit, including any restrictions on the scope of the Accounting Firm's activities or on access to requested information, significant disagreements with management, any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), any communications between the audit team and the Accounting Firm's national office respecting auditing or accounting issues presented by the engagement, any "management" or "internal control" letter issued, or proposed to be issued, by the Accounting Firm to the Company, responsibilities, budget and staff issues and management's response;

    7. At least annually, to obtain and review a report by the Accounting Firm describing the Accounting Firm's independence and internal quality control procedures, including material issues raised by the most recent internal quality-control review, or peer review, of the Accounting Firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the Accounting Firm and any steps taken to address such issues;

    8. To receive and review the annual report from the Accounting Firm regarding the Company's internal control over financial reporting required pursuant to Section 404 of the Sarbanes-Oxley
Act, and to review such report with management;

    9. To review and discuss with the CEO, CFO and representatives of the management disclosure committee, the internal audit department and the Accounting Firm the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; analyses prepared by management and/or the Accounting Firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and the effect of regulatory and accounting initiatives on the financial statements of the Company;

    10. To receive on at least an annual basis from the CEO, CFO,
Controller and such other financial executives of the Company as the Committee shall determine, the Code of Ethics Certification attached as Exhibit 1;
   ---------

    11. To hold such other conferences and conduct such other reviews with the Accounting Firm or with management as deemed necessary or appropriate;

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    12. To establish procedures for the receipt, retention,
treatment and handling of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of concerns and complaints regarding questionable accounting or auditing matters;

    13. To address any attempt by an officer, employee or other person acting under the direction of management to fraudulently influence, coerce, manipulate or mislead the Accounting Firm for the purpose of creating materially misleading financial statements;

    14. To oversee Company management (the benefits committee), in its establishment of investment objectives, policies and performance criteria for the management of the Company's retirement and benefit plan assets;

    15. To review the performance of the Committee on an annual basis;

    16. To review and reassess the adequacy of the Committee's charter on an annual basis and to report such results to the Board;

    17. To monitor compliance with the Company's Code of Ethics and Business Conduct and other policies and procedures, and related information, concerning environmental, legal and other matters which may represent material financial exposure or risk to the Company;

    18. To meet at least four (4) times per year on a quarterly basis;

    19. To set clear hiring policies for employees or former employees of the Accounting Firm;

    20. To adopt rules and make provisions as deemed appropriate for the conduct of such meetings, acting upon and recording matters within its authority and for making such reports to the Board as it may deem appropriate;

    21. To report regularly to the Board and review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Accounting Firm, or the performance of the internal audit function;

    22. To furnish the report required by the SEC in the Company's annual proxy statement;

    23. To retain outside financial and legal advisors to assist it in meeting any of the above obligations, as necessary or appropriate; and

    24. To ensure that the Company provides for appropriate funding for payment of compensation to the Accounting Firm and any other outside advisors retained by the Committee and administrative expenses of the Committee as necessary or appropriate.

PRINCIPLES AND REQUIREMENTS

In meeting its duties and exercising its powers, the Committee shall be guided by the following principles and requirements.

    1. Management Responsibility. While the Committee has the
       -------------------------
responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Accounting Firm. It is also not the duty of the Committee to ensure compliance with laws and regulations or the Company's policies and procedures, including the Conflicts of Interest and Ethical Conduct Policy.

    2. Oversight Role. Effective audit committees should:
       --------------

    a. understand the Company's risk profile and oversee risk assessment and management practices, including the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

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

    b. approach their responsibilities with a degree of constructive skepticism, especially in reviewing the Company's financial reporting and financial controls with management and the internal and external auditors;

    c. focus on the important responsibility of overseeing the Company's financial integrity, including reviewing and assessing the quality of senior management;

    d. confirm the quality of systems involved in the financial management of the Company;

    e. encourage and provide open lines of communication between the committee and both internal and external auditors as well as management;

    f. periodically meet in executive sessions separately with the Accounting Firm and internal auditor to review and assess financial reporting and financial controls and quality of financial reports;

    g. review the qualifications, quality, independence and reputation of the Accounting Firm, management, and lead partner on an annual basis and present the Committee's conclusions to the Board;

    h. require rotation of the lead, review and concurring partners of the audit engagement team at least every five (5) years and of all other partners at least every seven (7) years; and

    i. review and discuss with management and the Accounting Firm the Company's critical accounting policies and the application and disclosure of these policies, prior to finalizing and filing annual reports.

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    , 200                                                         EXHIBIT 1
----     --

Audit and Finance Committee of the
Board of Directors
Gardner Denver, Inc.
1800 Gardner Expressway
Quincy, IL 62305

Gentlemen:

In my role as
          of Gardner Denver, Inc. (the "Company"), I certify to you
---------
that I adhere to and advocate the following principles and responsibilities governing my professional and ethical conduct.

To the best of my knowledge and ability:

1. I act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.
2. I provide constituents with information that is accurate, complete, objective, relevant, timely and understandable. I also take all necessary and reasonable steps to ensure that the Company provides full, fair, accurate, timely and understandable disclosure in reports and documents filed with, or submitted to, the Securities and Exchange Commission and in other public communications made by the Company.
3. I comply with rules and regulations of federal, state, provincial and local governments, and other appropriate private and public regulatory agencies. I share knowledge and maintain skills important and relevant to my constituents' needs.
4. I act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.
5. I respect the confidentiality of information acquired in the course of my work except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of my work is not used for personal advantage.
6. I proactively promote ethical behavior as a responsible partner among peers in my work environment. I comply in all material respects with the Company's code of conduct, conflicts of interest and ethical conduct policies, and I promptly report any violations of such policies to the appropriate person(s) identified in such policies. I also take all necessary and reasonable steps to ensure that (a) no Company employee uses his or her authority or influence for the purpose of interfering with, or retaliating against, another employee in connection with the disclosure of improper conduct, or the authorized implementation of related corrective action and (b) any employee found to have engaged in such interference or retaliation is subject to disciplinary measures, up to and including termination.
7. I achieve responsible use of and control over all assets and resources employed or entrusted to me.



----------------------------
Signature

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                                                          APPENDIX C

                        GARDNER DENVER, INC.
                      LONG-TERM INCENTIVE PLAN

1. PURPOSE

    The purpose of the Gardner Denver, Inc. Long-Term Incentive Plan (the "Plan") is to promote the long-term financial interests of Gardner Denver, Inc. (the "Company"), including its growth and performance, by encouraging employees of the Company and its subsidiaries to acquire an ownership position in the Company, enhancing the ability of the Company to attract and retain employees of outstanding ability, and providing employees with an interest in the Company parallel to that of the Company's stockholders.

2. DEFINITIONS

    2.1 "Administrative Policies" means the administrative policies and procedures adopted and amended from time to time by the Committee to administer the Plan.

    2.2 "Award" means any form of stock option, stock appreciation right, restricted stock award, performance share or long-term cash bonus granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

    2.3 "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

    2.4 "Base Salary" means the base salary paid by the Company to the Participant, exclusive of any bonuses, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions pursuant to a cafeteria plan under Section 125 of the Code.

    2.5 "Base Salary Factor" means a multiplier expressed as a percentage of the Executive Officer's Base Salary, as determined by the Committee pursuant to Section 12.3 of the Plan for purposes of calculating an Executive Officer's Long-Term Cash Bonus.

    2.6 "Board" shall mean the Board of Directors of the Company.

    2.7 "Business Criteria" means any one, or a combination, of the following: (i) revenues of the Company; (ii) operating income of the Company; (iii) net income of the Company; (iv) earnings per share of the Company's Common Stock; (v) earnings before taxes of the Company; (vi) the Company's return on equity; (vii) cash flow of the Company; or (viii) Company stockholder total return.

    2.8 "Change of Control" means the occurrence of any one of the following events:

        (i) any "person" (as defined in Sections 13(d) and 14(d) of U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, or any corporation owned, directly or indirectly, by the stockholders of the company in substantially the same proportions as their ownership of stock of the Company, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 20% of the combined voting power of the Company; or

        (ii) during any period of not more than two consecutive years, individuals who, at the beginning of such period, constitute the Board and any new directors (other than any director designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections 2.8(i), 2.8(iii), or 2.8(iv) of this Plan) whose election by the Board or nomination for election by the

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    Company's stockholders was approved by a vote of at least
    two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board; or

        (iii) the stockholders of the Company approve and the Company consummates a merger other than (A) a merger that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company and any Subsidiary, at least 50% of the combined voting power of all classes of stock of the Company or such surviving entity outstanding immediately after such merger or (B) a merger effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

        (iv) the stockholders of the Company approve and the Company consummates a plan of complete liquidation or dissolution of the Company, or a sale of all or substantially all of the assets of the Company.

    2.9 "Change of Control Price" means the higher of (i) the Fair Market Value on the date of determination of the Change of Control or (ii) the highest price per share actually paid for the Common Stock in connection with the Change of Control of the Company.

    2.10 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    2.11 "Committee" means the Management Development and
Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall be constituted so as to satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code, or any respective successor rule or statute.

    2.12 "Common Stock" means the Common Stock, par value $0.01 per share, of the Company.

    2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    2.14 "Executive Officer" means the Chairman, Chief Executive Officer, President, any Executive Vice President, any Senior Vice President, any senior officer reporting directly to the Chief Executive Officer and any other Vice President or senior executive or officer designated by the Chief Executive Officer.

    2.15 "Fair Market Value" means the average of the high and low price of a share of Common Stock as reported on the composite tape for securities listed on the Stock Exchange for the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the preceding day on which sales of Common Stock were made.

    2.16 "Long-Term Cash Bonus" means a payment in cash of an Executive Officer's Payment Opportunity.

    2.17 "Payment Opportunity" means the amount determined pursuant to any bonus formula established by the Committee for an Executive Officer for a given Performance Period pursuant to Section 12.3 of the Plan, taking into account the actual achievement of the relevant Performance Targets and the Executive Officer's Base Salary Factor.

    2.18 "Performance Period" means a stated period over which the Company's performance is measured for purposes of Awards under the Plan. The duration of Performance Periods may vary with respect to different types of Awards under the Plan, as determined by the Committee.

    2.19 "Performance Shares" means Awards in the form of shares of Common Stock that may be earned pursuant to the terms set forth in
Section 10 of the Plan.

    2.20 "Performance Targets" means the predetermined goal or goals established by the Committee in writing (which may be cumulative or alternative) based upon one, or any combination, of the Business
Criteria.

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    2.21 "Participant" means an officer or employee of the Company or its subsidiaries who is selected by the Committee to participate in the Plan, and nonemployee directors of the Company to the extent provided in Section 11 hereof.

    2.22 "Stock Exchange" means the composite tape of the New York Stock Exchange ("NYSE") or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted designated by the Committee after it determines that such other exchange is both reliable and reasonably accessible.

3. ADMINISTRATION

    3.1 The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum shall be the acts of the Committee.

    3.2 Subject to the provisions of the Plan, the Committee (i) shall select the Participants, determine the type of Awards to be made to Participants, determine the shares or share units subject to Awards, and (ii) shall have the authority to interpret the Plan, to establish, amend, and rescind any Administrative Policies, to determine the terms and provisions of any agreements entered into hereunder, and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive, provided, however, that no action shall be taken which will prevent the options granted under Section 11 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule; and, provided further, that no action shall be taken which will prevent Awards that are intended to constitute "qualified performance-based compensation," within the meaning of Section 162(m) of the Code, from doing so.

    3.3 Notwithstanding the powers and authorities of the Committee under the Plan, the Committee shall not permit the repricing of stock options by any method, including by cancellation and reissuance.

    3.4 In order to enable Participants who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, Administrative Policies, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

4. ELIGIBILITY

    All employees of the Company and its subsidiaries who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee, are eligible to be Participants in the Plan. Participants may receive one or more Awards under the Plan. Directors of the Corporation other than directors who are employees of the Corporation shall be eligible only to receive stock options pursuant to Section 11 hereof.

5. SHARES SUBJECT TO THE PLAN

    5.1 The aggregate number of shares of Common Stock available for grant of Awards under the Plan shall be that number of shares remaining available for grant under the Plan on the close of business on the date immediately prior to the 2004 Annual Meeting of Stockholders plus 750,000, subject to the adjustments provided for in Section 16 hereof. Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares, as the Company may from time to time determine.

    5.2 Subject to adjustment as set forth in Section 16 hereof, the maximum aggregate number of shares of Common Stock that may be granted under the Plan in the form of restricted stock grants shall not exceed 50% of the aggregate shares of Common Stock available under the Plan.

    5.3 Shares of Common Stock subject to an Award that expires unexercised or that is forfeited, terminated or canceled, in whole or in part, or is paid in cash in lieu of Common Stock, shall thereafter again be available

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for grant under the Plan, except that any such shares attributable to a Restricted Stock Award (as defined in Section 9) shall be counted against the restricted stock limit set forth in Section 5.2 hereof.

6. AWARDS

    Awards under the Plan may consist of: stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), stock appreciation rights, restricted stock grants, performance shares and long-term cash bonuses; provided that no Participant may be granted Awards during any calendar year with respect thereto in excess of 180,000 shares of Common Stock, subject to the provisions of Section 16. Awards of performance shares and restricted stock may provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

7. STOCK OPTIONS

    7.1 Grants. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of
Section 422 of the Code or nonstatutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time. Awards of stock options made to Participants subject to Section 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.

    7.2 Terms and Conditions of Options. An option shall be exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the Fair Market Value on the date of the stock option's grant, subject to adjustment as provided in Section 16 hereof.

    7.3 Restrictions Relating to Incentive Stock Options. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code. Incentive stock options shall be granted only to full time employees of the Company and its subsidiaries within the meaning of Section 424 of the Code. The aggregate Fair Market Value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company which provides for the granting of incentive stock options) may not exceed $100,000 or such other number as may be applicable under the Code from time to time.

    7.4 Payment. Upon exercise, a Participant may pay the option exercise price of a stock option in cash, shares of Common Stock, stock appreciation rights or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

    7.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies (or amendments thereto), establish such other terms, conditions or restrictions, if any, on any stock option award, provided they are consistent with the Plan. The Committee may condition the vesting of stock options on the achievement of financial performance criteria established by the Committee at the time of grant.

8. STOCK APPRECIATION RIGHTS

    8.1 Grants. Awards may be granted in the form of stock appreciation rights ("SAR"). Awards of SARs made to Participants subject to 162(m) of the Code are intended to qualify as "qualified performance-based compensation" under Section 162(m) and the provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. SARs shall entitle the recipient to receive a payment equal

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to the appreciation in market value of a stated number of shares of
Common Stock from the price stated in the Award Agreement to the Fair Market Value on the date of exercise or surrender. An SAR may be granted in tandem with all or a portion of a related stock option under the Plan ("Tandem SAR"), or may be granted separately ("Freestanding SAR"); provided, however, that Freestanding SARs shall be granted only to Participants who are foreign nationals or are employed outside of the United States, or both, and as to whom the Committee determines the interests of the Company could not as conveniently be served by the grant of other forms of Awards under the Plan. A Tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. In the case of SARs granted in tandem with stock options granted prior to the grant of such SARs, the appreciation in value shall be appreciation from the option exercise price of such related stock option to the Fair Market Value on the date of exercise.

    8.2 Terms and Conditions of Tandem SARs. A Tandem SAR shall be exercisable to the extent, and only to the extent, that the related stock option is exercisable. Upon exercise of a Tandem SAR as to some or all of the shares covered in an Award, the related stock option shall be canceled automatically to the extent of the number of SARs exercised, and such shares shall not thereafter be eligible for grant under Section 5 hereof.

    8.3 Terms and Conditions of Freestanding SARs. Freestanding SARs shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The base price of a Freestanding SAR shall be determined by the Committee; provided, however, that such price shall not be less than the Fair Market Value on the date of the award of the Freestanding SAR.

    8.4 Deemed Exercise. The Committee may provide that a SAR shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms is otherwise exercisable and, if so exercised, would result in a payment to the Participant.

    8.5 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine such other terms, conditions and restrictions, if any, on any SAR Award, provided they are consistent with the Plan.

9. RESTRICTED STOCK AWARDS

    9.1 Grants. Awards may be granted in the form of restricted stock ("Restricted Stock Awards"). Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

    9.2 Award Restrictions. Restricted Stock Awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate including, but not limited to, restrictions on transferability, requirements of continued employment, achievement of individual performance goals or Performance Targets. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant, except that each restriction period shall not be less than 12 months. To the extent Restricted Awards are subject to Performance Targets, it is intended that all such Restricted Stock Awards granted to Participants subject to
Section 162(m) of the Code will qualify as "qualified performance-based compensation" under Section 162(m) and such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate.

    9.3 Rights as Shareholders. During the period in which any restricted shares of Common Stock are subject to forfeiture restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded, all or any of the rights of a shareholder with respect to such shares, including, but not limited to, the right to vote such shares and to receive dividends.

    9.4 Evidence of Award. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

10. PERFORMANCE SHARES

    10.1 Grants. Awards may be granted in the form of shares of Common Stock that are earned only after the attainment of predetermined performance targets during a performance period as established by the Committee ("Performance Shares").

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    10.2 Performance Criteria. The Committee may grant an Award of
Performance Shares to Participants as of the first day of each Performance Period established for Performance Shares. Performance Targets will be established at the beginning of each Performance Period. The Committee shall be permitted to make adjustments when determining the attainment of the applicable Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company's financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) to the extent applicable. Awards of Performance Shares made to Participants subject to Section 162(m) of the Code are intended to qualify under Section 162(m) and provisions of such Awards shall be interpreted in a manner consistent with that intent, to the extent appropriate. At the end of the Performance Period, Performance Shares shall be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Award payments made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional shares being available for reissuance pursuant to Section 5 hereof.

    10.3 Additional Terms and Conditions. The Committee may, by way of the Award Agreement or Administrative Policies, determine the manner of payment of Awards of Performance Shares and other terms, conditions or restrictions, if any, on any Award of Performance Shares, provided they are consistent with the Plan and to the extent applicable, Section 162(m) of the Code.

11. DIRECTORS' STOCK OPTIONS

    11.1 Grants. Awards may be granted to nonemployee directors only in the form of stock options satisfying the requirements of this
Section 11 ("Director Stock Options"). Subject to Section 16 hereof, on the date following the commencement of the Company's annual meeting of stockholders each year, there shall be granted to each nonemployee director an option to purchase up to a maximum of 9,000 shares of Common Stock. The amount of shares subject to the option shall be determined in the Committee's discretion. All such options shall be nonstatutory stock options.

    11.2 Option Exercise Price. The option exercise price of Director Stock Options shall be 100 percent of the Fair Market Value on the date such options are granted. The Committee shall be authorized to compute the price per share on the date of grant. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock.

    11.3 Award Agreement. Director Stock Options shall be evidenced by an Award Agreement in the form of a stock option agreement, dated as of the date of the grant, which agreement shall be in such form, consistent with the terms and requirements of this Section 11, as shall be approved by the Committee from time to time and executed on behalf of the Company by its Chief Executive Officer.

    11.4 Terms and Conditions of Director Stock Options. Director Stock Options shall become fully exercisable on the first anniversary of the date of grant and shall terminate upon the expiration of five years from the date of grant. To the extent an option is not otherwise exercisable at the date of the nonemployee director's retirement under a retirement plan or policy of the Company or at the time a nonemployee director ceases to be a director on account of disability, it shall become fully exercisable upon such retirement or cessation of service as a director due to disability. Upon such retirement or cessation of service due to disability, such options shall be exercisable for a period of five years, subject to the original term thereof. Options not otherwise exercisable at the time of the death of a nonemployee director during service with the Company shall become fully exercisable upon his death. Upon the death of a nonemployee director while in service as a director or within the five-year period during which the options are exercisable following the retirement or disability of a nonemployee director, such options shall remain exercisable (subject to the original term of the option) for a period of one year after the date of death. To the extent an option is exercisable on the date a director ceases to be a director (other than by reason of disability, death or retirement), the option shall continue to be exercisable (subject to the original term of the option) for a period of 90 days thereafter.

    11.5 Transferability. Except as provided in Section 15 hereof, no option shall be transferable by a nonemployee director except by will or the laws of descent and distribution, and during the director's lifetime options may be exercised only by him or his legal representative.

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    11.6 Change of Control. Director Stock Options not otherwise exercisable at the time of a Change of Control shall become fully exercisable upon such Change of Control. In the case of a Change of
Control:

    (i) The Company shall make payment to directors with respect to Director Stock Options in cash in an amount equal to the appreciation in the value of the Director Stock Option from the option exercise price specified in the Award Agreement to the Change of Control Price;

    (ii) The cash payments to directors shall be due and payable, and shall be paid by the Company, immediately upon the occurrence of such Change of Control; and

    (iii) After the payment provided for in (i) above, nonemployee directors shall have no further rights under Director Stock Options outstanding at the time of such Change in Control.

12. LONG-TERM CASH BONUS

    12.1 Eligibility. Only Executive Officers shall be eligible to receive a Long-Term Cash Bonus. Not later than ninety (90) days after the commencement of a Performance Period, the Committee shall select the Executive Officers eligible to receive a Long-Term Cash Bonus for the Performance Period. Each Executive Officer participating in a Performance Period shall be eligible to receive a Long-Term Cash Bonus upon completion of a Performance Period only if Executive Officer is still employed by the Company upon the last day of such Performance Period, provided, however, that the Committee shall have the discretion to grant eligibility to the Executive Officer in its discretion, notwithstanding the fact that the Executive Officer is not still employed by the Company at such point.

    12.2 Performance Target(s); Business Criteria; Base Salary Factors. The applicable Business Criteria and Performance Targets for a given Performance Period shall be established by the Committee in advance of the deadlines set forth in the regulations under
Section 162(m) of the Code and while the performance relating to the Performance Targets remains substantially uncertain within the meaning of Section 162(m) of the Code. The Committee shall be permitted to make adjustments when determining the attainment of Performance Targets to reflect extraordinary or nonrecurring items or events, or unusual nonrecurring gains or losses identified in the Company's financial statements, as long as any such adjustments are made in a manner consistent with Section 162(m) of the Code, to the extent applicable.

    12.3 Calculation of Long-Term Cash Bonus. At the beginning of each Performance Period, the Committee shall provide in terms of an objective formula or standard for each Executive Officer: (a) the method of computing the specific amount that will represent the Executive Officer's Long-Term Cash Bonus; and (b) the Base Salary Factor to be used in calculating any Executive Officer's Long-Term Cash Bonus. Subject to Section 12.4, at the first meeting of the Committee after the expiration of the Performance Period, the Committee shall determine the extent to which the Performance Targets have been achieved, and shall determine each Executive Officer's Payment Opportunity based on his or her Base Salary Factor. Notwithstanding the attainment of the Performance Targets, Long-Term Cash Bonuses for individual Executive Officers may be denied or adjusted by the Committee, in its sole judgment, based on its assessment of the Executive Officer's performance. However, no upward adjustment may be made to a Long-Term Cash Bonus for an Executive Officer if Section 162(m) of the Code would limit the deduction the Company may claim for that Executive Officer's compensation.

    12.4 Maximum Long-Term Cash Bonus. Notwithstanding any other provision in the Plan, no Executive Officer shall receive for any Performance Period any Long-Term Cash Bonus under the Plan in excess of $3,000,000 or, if less, three times his or her Base Salary as of the last day of the applicable Performance Cycle. Any Payment Opportunity in excess of the foregoing limits shall be reduced automatically to the extent of the excess.

    12.5 Payment. Long-Term Cash Bonuses shall be paid in cash or Restricted Stock Awards, as determined by the Committee and subject to the remaining terms of this Plan. Payment of Long-Term Cash Bonuses shall occur within a reasonable time after the Committee has certified in writing the extent to which the Performance Targets have been achieved and determined the amount of each Executive Officer's Long-Term Cash Bonus for the given Performance Period pursuant to Sections 12.3 and 12.4 hereof.

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

13. DIVIDENDS AND DIVIDEND EQUIVALENTS; DEFERRALS

    13.1 If an Award is granted in the form of a Restricted Stock Award or Performance Shares, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine.

    13.2 The Committee may permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under Administrative Policies established by the Committee. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts or the payment or crediting of dividend equivalents on deferred settlements denominated in shares. Notwithstanding the foregoing, to the extent the Award being deferred is that of a Participant subject to Section 162(m) of the Code, the Committee will ensure that any increase in the Award will be based upon a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s).

14. TERMINATION OF EMPLOYMENT

    Consistent with the requirements of Section 162(m) regarding "qualified performance-based compensation," the Committee shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Company or its subsidiaries due to death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Company or its subsidiaries.

15. ASSIGNMENT AND TRANSFER

    The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, grant stock options to one or more executive officers or nonemployee directors of the Company (or amend existing stock options) on terms that permit the stock options to be transferred by any such executive officer or nonemployee director, for estate planning purposes, to (a) the executive officer's or nonemployee director's spouse, children, grandchildren, parents, siblings, stepchildren, stepgrandchildren or in-laws ("Family Members"), (b) entities that are exclusively family-related, including trusts for the exclusive benefit of Family Members and limited partnerships or limited liability companies in which Family Members are the only partners or members, or (c) such other persons or entities specifically approved by the Committee. The terms and conditions applicable to the transfer of any such stock options shall be established by the Committee, in its discretion but consistent with this Section 15, and shall be contained in the applicable stock option agreement (or an amendment thereto) between the Company and the executive officer.

16. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    In the event of any change in the outstanding shares of Common Stock by reason of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan, including any limitations upon individual Participants or regarding Director Stock Options, as well as the number and class of shares issuable, and the related option exercise price, pursuant to then outstanding Awards, shall be appropriately adjusted by the Committee, whose determination shall be final.

17. WITHHOLDING TAXES

    The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding

                                C-8


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

obligation by having the Company retain the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

18. REGULATORY APPROVALS AND LISTINGS

    Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the Stock Exchange, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

19. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries. Further, the Company and its subsidiaries expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

20. CHANGE OF CONTROL

    In the event of a Change of Control, (i) all SARs which have not been granted in tandem with stock options shall become exercisable in full, (ii) the restrictions applicable to all shares of restricted stock shall lapse and such shares shall be deemed fully vested and all restricted stock granted in the form of share units shall be paid in cash, (iii) all Performance Shares and Long-Term Cash Bonuses shall be deemed to be earned in full at the Payment Opportunity associated with the achievement of 100% of the Performance Targets assigned to such Awards, and all Performance Shares granted in the form of share units shall be paid in cash, and
(iv) any Participant who has been granted a stock option which is not exercisable in full shall be entitled, in lieu of the exercise of the portion of the stock option which is not exercisable, to obtain a cash payment in an amount equal to the difference between the option price of such stock option and (A) in the event the Change of Control is the result of a tender offer or exchange offer for the Common Stock, the final offer price per share paid for the Common Stock, or such lower price as the Committee may determine with respect to any incentive stock option to preserve its incentive stock option status, multiplied by the number of shares of Common Stock covered by such portion of the stock option, or (B) in the event the Change of Control is the result of any other occurrence, the aggregate value of the Common Stock covered by such portion of the stock option, as determined by the Committee at such time. The Committee may, in its discretion, include such further provisions and limitations in, any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.

21. AMENDMENT

    The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made that would impair the rights of a Participant under an outstanding Award without the Participant's consent, and no amendment shall be made without stockholder approval if such approval is necessary in order to preserve the applicability of any exemption under Rule 16b-3 under the Exchange Act or qualification of any Award under Section 162(m), or is otherwise required as a matter of law. Further, no amendment to the Plan shall be effective that would: (a) increase the maximum amount that can be paid to a Participant under the Plan; (b) change the Business Criteria for payment of performance-based Awards; or (c) modify the eligibility requirements for Participants in the Plan, unless first approved by the Company's stockholders. An Award Agreement may be amended by action of the Board or the Committee, provided that no such amendment shall be made that would impair the rights of a Participant under such Award Agreement without the Participant's consent.

                                C-9


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22. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable
Federal law.

23. RIGHTS AS SHAREHOLDER

    Except as otherwise provided in the Award Agreement, a Participant shall have no rights as a shareholder until he or she becomes the holder of record. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

24. EFFECTIVE DATE

    The Plan became effective on December 23, 1993. Subject to earlier termination pursuant to Section 20, the Plan shall terminate effective December 31, 2008. After termination of the Plan, no future Awards may be granted but previously made Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

                                C-10


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                                                          APPENDIX D

                        GARDNER DENVER, INC.

                    EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

    The Gardner Denver, Inc. Employee Stock Purchase Plan (the "Plan") is designed to provide employees of Gardner Denver, Inc. (the "Company") and its subsidiaries with the opportunity to acquire shares of common stock of the Company ("Stock"), by granting options to such employees on such dates not later than December 31, 2008 as the Board of Directors of the Company (the "Board") may from time to time determine (each such date is herein referred to as an "Offering Date"), which options shall be exercised on such dates, in each case not later than 15 months after the related Offering Date, as are established in accordance with the provisions of this Plan (each such date of exercise is herein referred to as an "Exercise Date"). This Plan is intended to constitute an "employee stock purchase plan" within the meaning of section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

SECTION 2. ELIGIBLE EMPLOYEES

    All persons who on an Offering Date are employees of the Company or of such of its subsidiary corporations (within the meaning of Section 424(f) of the Code) as may be designated prior to such Offering Date by the Board ("Participating Subsidiaries") will be eligible to participate in the Plan except for:

         (a) directors of the Company or a Participating Subsidiary that are not employees;

         (b) employees that have been continuously employed by the Company, its Participating Subsidiaries or predecessors of such subsidiaries for less than two months prior to such Offering Date;

         (c) employees whose customary employment is less than 20 hours per week or for not more than five months in any calendar year; and

         (d) any employee who, if granted an option under the Plan, would immediately after the option is granted own stock equal to five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of sections 423(b)(3) and 424(d) of the Code).

SECTION 3. GRANT OF OPTIONS

    3.01. As of each Offering Date, each eligible employee shall be granted an option to purchase a maximum number of shares of Stock (increased by any fractional amount required to make a whole share), which number of shares, when multiplied by the option price described in Section 3.02(a), will most closely approximate a percentage fixed by the Board prior to such Offering Date (which percentage shall not exceed 5%) of the annual compensation of that eligible employee as in effect as of October 31 of that calendar year, determined as follows:

         (a) the straight-time hourly base wage rate of the employee in effect on October 31 of that calendar year multiplied by 2,080, or by such number as the Board deems to constitute the number of straight-time hours in a normal work year for such employee;

         (b) the monthly base salary of the employee in effect on October 31 of that calendar year multiplied by 12; or

         (c) if the Management Development and Compensation Committee (the "Committee") believes that neither of the amounts determined pursuant to the methods described in (a) and (b) above would properly reflect the employee's normal compensation for one year, such compensation determined in a manner the Committee considers to be equitable.

The number of shares so determined is subject to possible adjustment as provided in Sections 3.03 and 5 below.

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    3.02. The option price for all shares for which options are granted on an Offering Date will be the lesser of:

         (a) an amount equal to 85% of the mean between the high and low quoted selling prices of Stock on the composite tape of the New York Stock Exchange on the Offering Date, or if there is no such sale on the Offering Date, on the then most recent preceding day on which any such sale occurred; or

         (b) an amount equal to 85% of the mean between the high and low quoted selling prices of Stock on the composite tape of the New York Stock Exchange on the Exercise Date (as defined in
                   Section 1 above), or if there is no such sale on the Exercise Date, on the then most recent preceding day on which any such sale occurred.

    3.03. No employee may be granted an option that permits his rights to purchase stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to exceed the amount provided by Section 423(b)(8) of the Code from time to time for each calendar year in which such option is outstanding at anytime. If an employee would become entitled to purchase a number of shares exceeding such maximum amount, the number of shares available for purchase by the employee shall be reduced by such excess.

SECTION 4. ELECTIONS TO PURCHASE SHARES AND PAYROLL DEDUCTIONS

    Subject to Section 9, not later than 45 days after the Offering Date, an employee may elect to purchase all or part of the shares that he is entitled to purchase with respect to that Offering Date. Such election shall be made by the execution by the employee of an approved form authorizing uniform payroll deductions over a 12-month period beginning on the January 1 next following the Offering Date and ending on December 31 of that same year (the "Offering Termination Date"). Such payroll deductions shall be in such amounts as will in the aggregate equal the total option price described in
Section 3.02(a) of all shares that he has elected to purchase. The minimum payroll deduction shall be $10 per month. Any election to purchase may be changed or terminated as hereinafter set forth. With respect to shares as to which no election to purchase is made by the employee on or before 45 days after the Offering Date, the option granted to the employee on that Offering Date shall expire.

SECTION 5. NUMBER OF SHARES OFFERED

    5.01. The aggregate number of shares which may be issued under the Plan is 1,150,000 shares of Stock, which shares may be authorized but unissued shares or treasury shares, or both. The aggregate number of shares for which options are to be granted on each Offering Date shall be determined by the Board prior to such Offering Date. Should the total number of shares specified in all employees' initial elections to purchase as provided in Section 4 with respect to any Offering Date exceed the aggregate number of shares for which options are granted on that Offering Date, the Company will, on the Offering Termination Date, make a pro rata allocation of the aggregate number of shares for which options were granted on such Offering Date in a uniform manner to all employees who have remained enrolled in the Plan through the Offering Termination Date. In such event, the initial election to purchase of each such employee will be canceled with respect to any shares in excess of the number of shares allocated to each such employee, written notice will be given to the employee that his election has become effective for a reduced number of shares and any excess funds in the employee's Account (as defined in Section 6 below) will be refunded to him.

    5.02. The aggregate number of shares that may be issued under the Plan may be increased to reflect a change in capitalization of the Company, such as a stock dividend or stock split.

    5.03. If, prior to the expiration of an option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock thereafter subject to such option (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the option price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the option price per share shall be proportionately increased.

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

    5.04. If (i) the Company is to be merged into or consolidated with one or more corporations and the Company is not to be the surviving corporation, (ii) the Company is to be dissolved and liquidated, (iii) substantially all of the assets and business of the Company are to be sold, or (iv) there occurs a "change in control of the Company," then the Board may, in its sole discretion, with respect to any or all options then outstanding under this Plan
(a) at any time on or prior to the effective date of such merger, consolidation, dissolution and liquidation, or sale, and, at any time on or after a change in control cause the Offering Termination Date and Exercise Date to be accelerated to a date or dates fixed by the Board ("Acceleration Date") and permit an employee (or his legal representative) to make a lump-sum deposit prior to the Acceleration Date in lieu of the remaining payroll deductions or periodic payments which otherwise would have been made, and upon such Acceleration Date, exercise his option to the extent of moneys deposited by the employee and cancel any unexercised options; or (b) at any time during the 20-day period ending on the effective date of such merger, consolidation, dissolution and liquidation or sale or during the 20-day period beginning on the date of a change in control or, if later, the date the Company has notice thereof, cancel any option in whole or in part by payment in cash to the employee of an amount equal to the excess, but only if the amount is positive, of the fair market value of the Company's Common Stock on the date of said cancellation over the option price per share times the number of shares covered by the option or portion thereof so canceled. For purposes hereof, a "change in control of the Company" shall be deemed to have occurred if (i) any "person," as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") is or becomes the "beneficial owner," as such term is used in Rule 13d-3 issued under the Exchange Act, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

    5.05. Any adjustment provided for in this Section 5 shall be subject to any required shareholder action. No adjustment shall be made if such adjustment would result in a modification of an option (within the meaning of Section 424 of the Code), or cause such option to fail to continue to qualify as an option granted under an employee stock purchase plan (within the meaning of Section 423 of the Code).

SECTION 6. APPLICATION OF FUNDS; EXERCISE OF OPTIONS

    6.01. The Company will establish a stock purchase account for each employee who elects to purchase shares with respect to an Offering Date (an "Account"), to which all payroll deductions or cash payments of that employee with respect to the Offering Date will be credited. Interest will not be accrued or credited in the Account.

    6.02. Amounts credited to all Accounts will be under the control of the Company, may be maintained or controlled as a single fund or account, and may be used for any corporate purpose. Amounts credited to Accounts for employees of Participating Subsidiaries will be remitted to the Company from time to time. The amount credited to each Account as of the close of business on the respective Exercise Date for that Offering Date will be applied by the Company to the payment for the shares to be purchased by such employee on that Exercise Date, any amount not used for this purpose shall be paid in cash to the employee, and the option granted the employee on that Offering Date shall thereupon terminate.

    6.03. In the event that any law or regulation, in the opinion of counsel for the Company, may prohibit the handling or use of all or any part of the funds in the manner contemplated by the Plan, the Company may deal with such funds in any lawful manner it may deem advisable, including the deposit of any such funds in individual bank accounts opened for employees.

    6.04. Promptly following an Exercise Date, the Company shall provide all employees who remained enrolled in the Plan on the Offering Termination Date with written notice as to the applicable option price and the date by which such employees must notify the Company in writing with respect to the number of shares, if any, that the employee desires to purchase pursuant to his option. The amount credited to an employee's Account as of the close of business on the applicable Offering Termination Date shall be applied by the

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

Company to the payment for the shares to be purchased by such employee on the day next following the notification deadline set forth in the Company's notice described immediately above. Any amount not used for this purpose shall be paid in cash to the employee, and the option granted the employee on that Offering Date shall thereupon terminate. If an employee does not notify the Company by the deadline so established by the Company, then such amount shall be applied for the purchase of the total number of shares of Stock purchasable under the option, and any amount not used for such purpose shall be paid in cash to the employee and the related option shall thereupon terminate.

    6.05. An employee shall have no interest or voting rights in shares covered by his option, and no right to receive any dividends with respect to such shares, until such option has been exercised.

SECTION 7. CHANGES IN ELECTION TO PURCHASE

    At any time on or before the Offering Termination Date with respect to an Offering Date, an employee may give written notice that his payroll deductions with respect to such Offering Date shall thereafter be reduced or shall terminate (or, if periodic cash payments for shares are being made as permitted in Sections 9, 10 and 11, that such payments thereafter will be reduced or will terminate) and, as the case may be:

         (a) reduce the amount of his subsequent payroll deductions (or periodic cash payments) by such amounts as will, in the aggregate, be equal to a reduction of 25%, 50%, or 75% of the amount of his initial payroll deduction, in which event his election to purchase shall be reduced to the number of shares that may be purchased, at the option price described in Section 3.02(a), with the aggregate amount of the payroll deductions (or periodic cash payments) theretofore made and to be made thereafter;

         (b) terminate further payroll deductions (or periodic cash payments) and continue his election to purchase with respect to the number of shares that may be purchased, at the option price described in Section 3.02(a), with the amount then credited to his Account; or

         (c) withdraw the entire amount in his Account and terminate his election to purchase shares.

Any such reduction, termination or withdrawal shall be irrevocable.

SECTION 8. TERMINATION OF EMPLOYMENT

    In the event that on or prior to the Exercise Date with respect to an Offering Date, an employee leaves the employ of the Company or of a Participating Subsidiary otherwise than by retirement under a plan of the Company or such Participating Subsidiary, or is discharged for cause, any election to purchase shares made by him with respect to that Offering Date shall terminate and any amount then credited to his Account shall be paid in cash to him. In the event that on or prior to the Exercise Date, an employee leaves the employ of the Company in connection with the sale of a subsidiary, division or line of business of the Company, the Company may, in the discretion of the officer referred to in Section 14.01 hereof, terminate the election of such employee to purchase shares (refunding any amount credited to the employee's Account) or continue said election on any basis deemed appropriate by said officer, including the making of arrangements for continued payroll deductions by a successor employer willing to provide that service.

SECTION 9. RETIREMENT

    In the event an employee leaves the employ of the Company or of a Participating Subsidiary by retirement under a plan of the Company or the participating Subsidiary:

         (a) at a time after an Offering Date but before payroll deductions have commenced with respect to that Offering Date, he shall not have the right to elect to purchase shares of Stock under the option granted to him on that Offering Date and such option shall be of no effect, or

         (b) at a time after he has made an election to purchase shares under an option granted to him and payroll deductions have commenced with respect to that election, he may continue his election to purchase shares by undertaking to make periodic cash payments in amounts equal to the payroll deductions previously authorized by him.

    An employee, in lieu of making periodic payments under the circumstances described in this Section 9, may elect to purchase (or continue his election to purchase) shares by making a single lump-sum payment in cash in an amount equal to the total of his future periodic payments. Such lump-sum payment may be made either
(i) within 30 days after the employee's employment terminates, or
(ii) in the case of an employee who has undertaken to make periodic cash payments, at any time when he is not in default in such payments.

SECTION 10. LAYOFF, STRIKE OR AUTHORIZED LEAVE OF ABSENCE

    Payroll deductions for shares for which an election to purchase with respect to an Offering Date has been made will be suspended during any period of layoff, strike, or authorized leave of absence without pay of an employee and, in such case, if the employee so elects, periodic payments for such shares may be made by him in lieu thereof. If such an employee returns to active service prior to the last payroll deduction period preceding the Offering Termination Date with respect to that Offering Date, his payroll deductions will be resumed and, if the employee did not make periodic cash payments during his period of absence, he shall, by written notice within ten days after his return to active service, elect to either:

         (a) make up any deficiency in his Account resulting from suspension of his payroll deductions by an immediate cash payment; or

         (b) not make up such deficiency, in which event the number of shares to be purchased by him with respect to that Offering Date shall be reduced to the number of whole shares that may be purchased, at the option price described in Section 3.02(a), with the amount then credited to his Account plus the aggregate amount, if any, of all payroll deductions with respect to that Offering Date to be made thereafter.

    An employee on layoff, strike, or authorized leave of absence without pay as of 15 days preceding such Offering Termination Date shall give written notice prior to such Offering Termination Date specifying his choice of one of the options described in (a) or (b) above. If such an employee fails to give such notice, he shall be deemed to have elected the option provided in (b). If the period of an employee's layoff, strike or authorized leave of absence without pay shall terminate prior to such Offering Termination Date and the employee shall not promptly resume active employment, his election to purchase shares with respect to such Offering Date shall terminate and the amount then credited to his Account shall be paid in cash to him.

SECTION 11. DEATH

    An employee may file a written designation of a beneficiary who is to receive any shares and cash from the employee's Account under the Plan in the event of such employee's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such employee of such shares and cash. In addition, an employee may file a written designation of a beneficiary who is to receive any cash from the employee's Account under the Plan in the event of such employee's death prior to exercise of the option. If an employee is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective. Such designation of beneficiary may be changed by the employee at any time by written notice. In the event of the death of an employee while an election by him to purchase shares with respect to an Offering Date is in effect, the legal representative or beneficiary of such employee may, within 90 days after his death but not later than the Offering Termination Date with respect to such Offering Date, by written notice elect to either:

         (a) make up any deficiency in such employee's Account and (i) make periodic payments in cash for the remainder of the period ending on such Offering Termination Date in the amounts theretofore elected by the employee, or (ii) in lieu of such future periodic payments, make an immediate lump-sum payment in an amount equal to the total of such periodic payments; or

         (b) continue the employee's election to purchase with respect to such number of shares as may be purchased, at the option price described in Section 3.02(a), with the amount then credited to the employee's Account, and make no further payments; or

         (c) withdraw the entire amount in the employee's Account and terminate his election to purchase shares.

    In the event the legal representative or beneficiary of such an employee shall fail to give notice within the prescribed period, the employee's election to purchase shares shall terminate and the amount then credited to the employee's Account shall be paid in cash to such legal representative or beneficiary.

SECTION 12. FAILURE TO MAKE PAYMENTS

    Under any of the circumstances contemplated by the Plan, where the purchase of shares with respect to an Offering Date is to be made through periodic or other cash payments in lieu of payroll deductions, the failure to make any such payment shall reduce, to the extent of the amount unpaid, the number of shares purchasable with respect to that Offering Date, determined by the option price described in Section 3.02(a).

SECTION 13. NONASSIGNABILITY

    No option granted under the Plan shall be transferable by the employee otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. Any purported assignment or transfer, whether voluntary or by operation of law (other than by will or the laws of descent and distribution) shall have the effect of terminating such option and the related election to purchase shares thereunder.

SECTION 14. ADMINISTRATION

    14.01. The Plan shall be administered by the Committee. The Committee is authorized to interpret the Plan and from time to time to adopt such rules and regulations, consistent with the provisions of the Plan, as may be deemed advisable to carry out the Plan. The decision of the Committee shall be final and binding for all purposes with respect to any question arising under the Plan.

    14.02. Uniform policies shall be pursued in the administration of the Plan, and there shall be no discrimination among employees or groups of employees. The administration of the Plan shall include the authority, which shall be exercised without discrimination, to make exceptions (available on a uniform basis to all employees) to provisions of the Plan in the case of unusual circumstances where strict adherence to such provisions would work undue hardship. All eligible employees under the Plan shall have the same rights and privileges under the Plan with respect to the number of shares for which options may be granted as provided in Section 3.

    14.03. The Board shall have the right to amend, modify or terminate the Plan at any time without notice; provided, that no amendment, modification or termination may be made which would impair the rights of the employee in any option theretofore granted without the consent of such employee; and provided, further, that the Board may not make any alteration or amendment to the Plan which would increase the aggregate number of shares that may be issued under the Plan (other than an increase pursuant to Section 5.02 of the Plan) or change the group from among which Participating Subsidiaries may be designated. Without limitation on the Board's or the Committee's authority, the Board (or the Committee) shall be entitled to change the length of the period between the Offering Date and the Offering Termination Date, limit the frequency and/or number of changes in the amount withheld by an employee, permit payroll withholding in excess of the amount designated by an employee in order to adjust for delays or mistakes in the Company's processing of withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares of Stock for each employee properly correspond with amounts withheld from the employee's compensation, and establish such other limitations or procedures as the Board (or Committee) determines in its sole discretion are advisable.

SECTION 15. TERMINATION OF PLAN

    The period for payroll deductions or cash payments with respect to any Offering Date may not be extended beyond the Offering Termination Date for such Offering Date. If not sooner terminated by the Board, the Plan will terminate following the delivery to employees, as soon as practicable after the Exercise Date with respect to the last Offering Date, of stock certificates for all shares purchased and the repayment to them of all funds not used for the purchase of shares on that Exercise Date.

SECTION 16. HOLIDAYS

    In the event any date specified in the Plan falls on other than a business day of the Company at its principal office in Quincy, Illinois, such date shall be deemed to refer to the next succeeding business day.

SECTION 17. LIENS NOT AUTHORIZED

    There is no provision in the Plan, or in any contract in connection therewith, whereby any person has or may create a lien on any funds, securities or other property held under the Plan.

SECTION 18. GOVERNING LAW

    The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable
Federal law.

                                                          APPENDIX E

                    AUDIT AND FINANCE COMMITTEE
                      SERVICES APPROVAL POLICY

STATEMENT OF PRINCIPLES

The Audit and Finance Committee (the "Audit Committee") of the Board of Directors of Gardner Denver, Inc. (the "Company") is required to approve the audit and non-audit services performed by the Company's independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received pre-approval, it will require specific approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the pre-approval of the Audit Committee. The term of any pre-approval is twelve (12) months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations. Pre-approval fee levels for all services to be performed by the Company's independent auditor will be established periodically by the Audit Committee.

The Company's independent auditor has reviewed this Policy and believes that implementation of the Policy will not adversely affect the auditor's independence.

DELEGATION

The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditor to management. However, it may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.

The Audit Committee does not need to pre-approve non-audit services under the following conditions: (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent (5%) of the total amount of revenues paid by the Company to the accounting firm during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services, and (iii) such services are promptly brought to the Committee's attention and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Committee.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee may pre-approve the Audit services listed in Appendix E-A periodically.
                                         ------------
All Audit services not listed in Appendix E-A must be separately
                                 ------------
approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and may pre-approve the Audit-related services listed in Appendix E-B periodically. All Audit-related
                   ------------
services not listed in Appendix E-B must be separately approved by
                       ------------
the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee may pre-approve the Tax services listed in Appendix E-C periodically. All Tax services not listed in
          ------------
Appendix E-C must be separately approved by the Audit Committee.
------------

ALL OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor. The Audit Committee may pre-approve the All Other services listed in Appendix E-D periodically. Permissible
                             ------------
All Other services not listed in Appendix E-D must be separately
                                 ------------
approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit E-1. The SEC's rules and relevant guidance
               ------------
should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit
Committee. Any proposed services exceeding these levels will require separate approval by the Audit Committee.

APPROVAL PROCEDURES

All requests or applications to provide services that do not require separate pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have received the prior pre-approval of the Audit Committee and whether the fees for such services fall within the range of fees approved by the Audit Committee for such services. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

If, subsequent to the pre-approval of scheduled services by the Audit Committee, the Company would like to engage the independent auditor to perform a service not included on the existing pre-approval schedule, a request should be submitted to the General Counsel and Chief Financial Officer. If they determine that the service can be performed without impairing the independence of the auditor, then a discussion and approval of the service will be included on the agenda for the next regularly scheduled Audit Committee meeting. If the timing for the service needs to commence before the next Audit Committee meeting, the Audit Committee Chair, or any other member of the Audit Committee designated by the Audit Committee, can provide separate pre-approval.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee, or the designated member(s), by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence. With respect to each such request or application, the independent auditor will also provide back-up documentation, which will be provided to the Audit Committee, or the designated member(s), regarding the specific services to be performed.

MONITORING RESPONSIBILITY

The Committee hereby designates the head of the Company's internal audit function to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The head of the Company's internal audit function will report to the Committee on a periodic basis, but not less frequently than quarterly, on the results of its monitoring. Both the head of the Company's internal audit function and the Company's Chief Financial Officer will immediately report to the Chairman of the Committee any breach of this policy that comes to their attention or the attention of any member of the Company's management.

APPENDIX E-A
PRE-APPROVED AUDIT SERVICES

Dated:
      --------------

------------------------------------------------------------------------------
 SERVICE                                                        RANGE OF FEES
------------------------------------------------------------------------------
 Statutory audits or financial audits for subsidiaries or
 affiliates of the Company
------------------------------------------------------------------------------
 Services associated with SEC registration statements,
 periodic reports and other documents filed with the SEC or
 other documents issued in connection with securities
 offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters
------------------------------------------------------------------------------
 Attestation of management reports on internal control over
 financial reporting
------------------------------------------------------------------------------
 Consultations by the Company's management as to the
 accounting or disclosure treatment of transactions or
 events and/or the actual or potential impact of final or
 proposed rules, standards or interpretations by the SEC,
 FASB, or other regulatory or standard setting bodies (Note:
 Under SEC rules, some consultations may be "audit-related"
 services rather than "audit" services)
------------------------------------------------------------------------------

APPENDIX E-B
PRE-APPROVED AUDIT-RELATED SERVICES

Dated:
      --------------

------------------------------------------------------------------------------
 SERVICE                                                        RANGE OF FEES
------------------------------------------------------------------------------
 Due diligence services pertaining to potential business
 acquisitions/dispositions
------------------------------------------------------------------------------
 Financial statement audits of employee benefit plans
------------------------------------------------------------------------------
 Agreed-upon or expanded audit procedures related to
 accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting
 matters
------------------------------------------------------------------------------
 Internal control reviews and assistance with internal
 control reporting requirements
------------------------------------------------------------------------------
 Consultations by the Company's management as to the
 accounting or disclosure treatment of transactions or
 events and/or the actual or potential impact of final or
 proposed rules, standards or interpretations by the SEC,
 FASB, or other regulatory or standard-setting bodies (Note:
 Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
------------------------------------------------------------------------------
 Attest services not required by statute or regulation
------------------------------------------------------------------------------
 General assistance with implementation of the requirements
 of SEC rules or listing standards promulgated pursuant to
 the Sarbanes-Oxley Act of 2002
------------------------------------------------------------------------------
 Audits of opening balance sheets of acquired companies and
 accounting consultations as to the accounting or disclosure treatment of transactions and proposed transactions
------------------------------------------------------------------------------
 Services related to procedures used to support the
 calculation of the gain or loss from dispositions and
 discontinued operations
------------------------------------------------------------------------------
 Compliance letters, agreed upon procedures, reviews and
 similar reports related to audited financial statements
 and/or internal controls
------------------------------------------------------------------------------
 Audits of financial statements and transactions included in consolidated financial statements that are used by lenders, filed with government and regulatory bodies and similar
 reports
------------------------------------------------------------------------------
 Services that result from the role of independent auditor
 such as reviews of SEC filings, consents, letters to
 underwriters and other services related to financings that
 include audited financial statements
------------------------------------------------------------------------------
 Assist the Company with the review of the design of its
 internal control over financial reporting in connection
 with the Company's preparedness for Section 404 of
 Sarbanes-Oxley
------------------------------------------------------------------------------
 Financial statement audits of employee benefit plans
------------------------------------------------------------------------------
 Assist the Company with tax accounting related issues,
 including tax accounting for transactions and proposed
 transactions
------------------------------------------------------------------------------
 Assist the Company with accounting issues and audits of
 carve-out financial statements
------------------------------------------------------------------------------
 Assist the Company with responding to SEC comment letters
 or other inquiries by regulators related to financial
 accounting and disclosure matters
------------------------------------------------------------------------------
 Preparation of accounting preferability letters for changes in accounting
------------------------------------------------------------------------------

APPENDIX E-C
PRE-APPROVED TAX SERVICES

Dated:
      --------------

------------------------------------------------------------------------------
 SERVICE                                                        RANGE OF FEES
------------------------------------------------------------------------------
 U.S. federal, state and local tax planning and advice
------------------------------------------------------------------------------
 U.S. federal, state and local tax compliance
------------------------------------------------------------------------------
 International tax planning and advice
------------------------------------------------------------------------------
 International tax compliance
------------------------------------------------------------------------------
 Tax controversy services in connection with the examination of U.S. federal, state, local and non-U.S. tax returns
 through the administrative appellate level.
------------------------------------------------------------------------------

The above tax services do not include tax services relating to transactions initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

APPENDIX E-D
PRE-APPROVED ALL OTHER SERVICES

Dated:
      --------------

------------------------------------------------------------------------------
 SERVICE                                                        RANGE OF FEES
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

EXHIBIT E-1
PROHIBITED NON-AUDIT SERVICES

 1. Bookkeeping or other services related to the accounting records or financial statements of the audit client*

 2. Financial information systems design and implementation*

 3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

 4. Actuarial services*

 5. Internal audit outsourcing services*

 6. Management functions

 7. Human resources

 8. Broker-dealer, investment adviser or investment banking services

 9. Legal services

10. Expert services unrelated to the audit

In addition to the non-audit services specifically listed above, the SEC has articulated three general principles in connection with services provided by the independent auditor which, if violated, could impair the independence of the auditor. The independent auditor cannot: (1) function in the role of management; (2) audit its own work; or (3) serve in an advocacy role for the Company.

* Provision of these non-audit services is permitted if it is reasonable to conclude that the results of these services will not be subject to audit procedures. Materiality is not an appropriate basis upon which to overcome the rebuttable presumption that prohibited services will be subject to audit procedures because determining materiality is itself a matter of audit judgment.

                                      -----------------------------------------
                                          V O T E   B Y   T E L E P H O N E
                                      -----------------------------------------
[Gardner Denver logo]                 Have your proxy/voting instruction card
c/o National City Bank                available when you call the TOLL-FREE
Locator 5352                          NUMBER 1-800-542-1160 using a touch-tone
P.O. Box 92301                        telephone and follow the simple
Cleveland, OH 44101-4301              instructions presented to record your
                                      vote.

                                      -----------------------------------------
                                           V O T E   B Y   I N T E R N E T
                                      -----------------------------------------
                                      Have your proxy/voting instruction card
                                      available when you access the website
                                      http://www.votefast.com and follow the
                                      simple instructions presented to record
                                      your vote.

                                      -----------------------------------------
                                               V O T E   B Y   M A I L
                                      -----------------------------------------
                                      Please mark, sign and date your
                                      proxy/voting instruction card and return it in the POSTAGE-PAID ENVELOPE provided or return it to: Stock Transfer Dept
                                      (GDI) National City Bank, P.O. Box
                                      94509, Cleveland, OH 44101-4500.

------------------------  -------------------------    ------------------------
    VOTE BY TELEPHONE         VOTE BY INTERNET               VOTE BY MAIL
 Call TOLL-FREE using a    Access the Website and         Return your proxy/
 touch-tone telephone:        cast your vote:          instruction card in the
    1-800-542-1160         http://www.votefast.com      postage-paid envelope
                                                              provided.
------------------------  -------------------------    ------------------------

                    VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

 YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON
         MONDAY, MAY 3, 2004 TO BE COUNTED IN THE FINAL TABULATION.

 IF YOU HOLD SHARES IN THE SAVINGS PLANS, YOUR TELEPHONE OR INTERNET VOTE
       MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON APRIL 30, 2004.

                     ===================================
                       CONTROL NUMBER:
                     ===================================

         PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
-------------------------------------------------------------------------------
[Gardner Denver logo]     PROXY/VOTING INSTRUCTIONS SOLICITED BY THE BOARD OF
                          DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
                          BE HELD ON MAY 4, 2004.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

Proposal 1.
Election of Directors
Nominees:
(01) Frank J. Hansen       / / FOR ALL

(02) Thomas M. McKenna     / / WITHHOLD ALL

(03) Diane K. Schumacher   / / FOR ALL EXCEPT

Proposal 2. Approval of amendment and restatement of Long-Term Incentive Plan

/ / FOR          / / AGAINST         / / ABSTAIN

Proposal 3. Approval of amendment and restatement of Employee Stock
            Purchase Plan

/ / FOR          / / AGAINST         / / ABSTAIN

TO WITHHOLD AN INDIVIDUAL NOMINEE,    / / I plan to attend the Annual Meeting.
MARK "FOR ALL EXCEPT" AND WRITE
THE NOMINEE'S NAME ON THE LINE
BELOW.

----------------------------------    ----------------------------------------
                                      Signature(s)                       Date

                                      Please sign exactly as name(s) appear
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing
                                      as attorney-in-fact, executor,
                                      administrator, personal representative,
                                      trustee or guardian, please give full
                                      title as such. If a corporation, please
                                      sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            GARDNER DENVER, INC.
                       ANNUAL MEETING OF STOCKHOLDERS
                           MAY 4, 2004, 1:30 P.M.
                             QUINCY COUNTRY CLUB
                              2410 STATE STREET
                           QUINCY, ILLINOIS 62301

THIS IS YOUR PROXY. YOUR VOTE IS IMPORTANT. IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL YOUR PROXY CARD OR VOTE BY TELEPHONE OR VIA THE INTERNET.

                           STOCKHOLDER INFORMATION

CORPORATE OFFICES                      TRANSFER AGENT AND REGISTRAR

Gardner Denver, Inc.                   National City Bank, Dept. 5352
1800 Gardner Expressway                Corporate Trust Operations
Quincy, IL 62305-9364                  P.O. Box 92301
Telephone: (217) 222-5400              Cleveland, OH  44193-0900
E-mail address:                        Toll-free Telephone:  (800) 622-6757
 CorporateSecretary@gardnerdenver.com  E-mail address:
                                        shareholder.inquiries@nationalcity.com

NEWS RELEASES

News releases, including quarterly earnings releases, are available by visiting our website at http://www.gardnerdenver.com.





         PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------
The undersigned, having received the Notice and Proxy Statement for the Annual Meeting of Stockholders, hereby appoints each of Philip R. Roth and Tracy D. Pagliara as the true and lawful attorneys-in-fact, agents and proxies (with full power of substitution) to represent the undersigned and to vote at the Annual Meeting of Stockholders of the Company, to be held at the Quincy Country Club, 2410 State Street, Quincy, Illinois on Tuesday, May 4, 2004 at 1:30 p.m., local time, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock of Gardner Denver, Inc. which the undersigned is entitled to vote. The undersigned also hereby directs Wachovia Bank, N.A., as trustee
("Wachovia"), to represent the undersigned and to vote at such Meeting, and any and all adjournments of the Meeting, in the manner specified, with respect to all shares of Common Stock to which the undersigned, as a participant in the Gardner Denver, Inc. Retirement Savings Plan (and the Gardner Denver Supplemental Excess Defined Contribution Plan) and/or the Gardner Denver, Inc. Savings Plan (the "Savings Plans"), is entitled to direct the voting. Such representation and voting shall be according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the matters set forth on the front page of this proxy/voting instruction card, as more fully described in the Notice and Proxy Statement.

Should any other matter requiring a vote of the stockholders arise, the proxies named above are authorized to vote in accordance with their discretion. The Board of Directors is not aware of any matter which is to be presented for action at the meeting, other than as set forth on this card.

THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED AND DEEMED AN INSTRUCTION TO WACHOVIA TO VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO INSTRUCTION IS MADE, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED, IN THE SAME PROPORTION (FOR OR AGAINST) AS THE SHARES HELD IN THE SAVINGS PLANS FOR WHICH INSTRUCTIONS ARE RECEIVED.

Shares of Common Stock held in the Savings Plans will be voted by Wachovia as trustee of the Savings Plan. Voting instructions to Wachovia regarding your Savings Plans shares must be received by 11:59 p.m. Eastern Time on April 30, 2004. Such voting instructions can be made in the same manner as other shares of Common Stock are voted by proxy (i.e., by returning the proxy card by mail or voting by telephone or via the Internet). After April 30, 2004, all Savings Plans shares for which voting instructions have not been received will be voted by Wachovia in the same proportion (for or against) as the shares held in the Savings Plans for which instructions are received.

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                               APPENDIX

     Page 19 of the proxy statement contains a Stock Performance Graph. The information contained in the graph is presented in a tabular format immediately following the graph.